
                                                                  Exhibit 10.1

                          SALE AND SERVICING AGREEMENT


                                      among


                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2,
                                   as Issuer,


                           HELLER FUNDING CORPORATION,
                               as Trust Depositor,


                             HELLER FINANCIAL, INC.,
                        as Servicer and as an Originator,
                         HELLER FINANCIAL LEASING, INC.,
                                as an Originator
                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee




                         Dated as of December [ ], 1999



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                                TABLE OF CONTENTS

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                                                                                                               PAGE

ARTICLE I  DEFINITIONS............................................................................................1
         SECTION 1.01.  DEFINITIONS...............................................................................1
         SECTION 1.02.  USAGE OF TERMS...........................................................................31
         SECTION 1.03.  SECTION REFERENCES.......................................................................32
         SECTION 1.04.  CALCULATIONS.............................................................................32
         SECTION 1.05.  ACCOUNTING TERMS.........................................................................32

ARTICLE II  ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS..................................................32
         SECTION 2.01.  CREATION AND FUNDING OF TRUST; TRANSFER OF CONTRACT ASSETS...............................32
         SECTION 2.02.  CONDITIONS TO TRANSFER OF TRUST ASSETS TO TRUST..........................................34
         SECTION 2.03.  ACCEPTANCE BY OWNER TRUSTEE..............................................................36
         SECTION 2.04.  CONVEYANCE OF SUBSTITUTE CONTRACTS.......................................................36
         SECTION 2.05.  RELEASE OF RELEASED AMOUNTS..............................................................38
         SECTION 2.06.  DELIVERY OF INSTRUMENTS..................................................................39

ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................39
         SECTION 3.01.  REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATORS.................................40
         SECTION 3.02.  REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND
                        AS TO CERTAIN CONTRACTS IN THE AGGREGATE.................................................42
         SECTION 3.03.  REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS
                        IN THE AGGREGATE.........................................................................42
         SECTION 3.04.  REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES..............................43
         SECTION 3.05.  REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS
                        OF INITIAL CONTRACTS.....................................................................43
         SECTION 3.06.  REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR.............................43
         SECTION 3.07.  REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER....................................45

ARTICLE IV  PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS..........................................47
         SECTION 4.01.  CUSTODY OF CONTRACTS.....................................................................47
         SECTION 4.02.  FILING...................................................................................48
         SECTION 4.03.  NAME CHANGE OR RELOCATION................................................................48
         SECTION 4.04.  CHIEF EXECUTIVE OFFICE...................................................................49
         SECTION 4.05.  COSTS AND EXPENSES.......................................................................49
         SECTION 4.06.  SALE TREATMENT...........................................................................49
         SECTION 4.07.  SEPARATENESS FROM TRUST DEPOSITOR........................................................49

ARTICLE V  SERVICING OF CONTRACTS................................................................................50
         SECTION 5.01.  APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY FOR
                        CONTRACT ADMINISTRATION..................................................................50
         SECTION 5.02.  GENERAL DUTIES...........................................................................50

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                                               i

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         SECTION 5.03.  CONSENT TO ASSIGNMENT OR REPLACEMENT.....................................................51
         SECTION 5.04.  DISPOSITION UPON TERMINATION OF CONTRACT.................................................51
         SECTION 5.05.  SUBSERVICERS.............................................................................51
         SECTION 5.06.  FURTHER ASSURANCE........................................................................51
         SECTION 5.07.  NOTICE TO OBLIGORS.......................................................................51
         SECTION 5.08.  COLLECTION EFFORTS; MODIFICATION OF CONTRACTS............................................52
         SECTION 5.09.  PREPAID CONTRACT.........................................................................52
         SECTION 5.10.  ACCELERATION.............................................................................53
         SECTION 5.11.  TAXES AND OTHER AMOUNTS..................................................................53
         SECTION 5.12.  [RESERVED]...............................................................................53
         SECTION 5.13.  REMITTANCES..............................................................................53
         SECTION 5.14.  SERVICER ADVANCES........................................................................53
         SECTION 5.15.  REALIZATION UPON DEFAULTED CONTRACT......................................................54
         SECTION 5.16.  MAINTENANCE OF INSURANCE POLICIES........................................................54
         SECTION 5.17.  OTHER SERVICER COVENANTS.................................................................55
         SECTION 5.18.  SERVICING COMPENSATION...................................................................55
         SECTION 5.19.  PAYMENT OF CERTAIN EXPENSES BY SERVICER..................................................56
         SECTION 5.20.  RECORDS..................................................................................56
         SECTION 5.21.  INSPECTION...............................................................................56
         SECTION 5.22.  TRUSTEES TO COOPERATE IN RELEASES........................................................56

ARTICLE VI  COVENANTS OF THE TRUST DEPOSITOR.....................................................................57
         SECTION 6.01.  CORPORATE EXISTENCE......................................................................57
         SECTION 6.02.  CONTRACTS NOT TO BE EVIDENCED BY PROMISSORY NOTES........................................57
         SECTION 6.03.  SECURITY INTERESTS.......................................................................57
         SECTION 6.04.  DELIVERY OF COLLECTIONS..................................................................57
         SECTION 6.05.  REGULATORY FILINGS.......................................................................57
         SECTION 6.06.  COMPLIANCE WITH LAW......................................................................58
         SECTION 6.07.  ACTIVITIES...............................................................................58
         SECTION 6.08.  INDEBTEDNESS.............................................................................58
         SECTION 6.09.  GUARANTEES...............................................................................58
         SECTION 6.10.  INVESTMENTS..............................................................................58
         SECTION 6.11.  MERGER; SALES............................................................................58
         SECTION 6.12.  DISTRIBUTIONS............................................................................59
         SECTION 6.13.  OTHER AGREEMENTS.........................................................................59
         SECTION 6.14.  SEPARATE CORPORATE EXISTENCE.............................................................59
         SECTION 6.15.  LOCATION; RECORDS........................................................................60
         SECTION 6.16.  LIABILITY OF TRUST DEPOSITOR; INDEMNITIES................................................60
         SECTION 6.17.  BANKRUPTCY LIMITATIONS...................................................................61
         SECTION 6.18.  LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS....................................62
         SECTION 6.19.  CHIEF EXECUTIVE OFFICE...................................................................62

ARTICLE VII  ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND..............................................62
         SECTION 7.01.  TRUST ACCOUNTS; COLLECTIONS..............................................................62

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                                           ii



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         SECTION 7.02.  RESERVE FUND DEPOSIT.....................................................................63
         SECTION 7.03.  TRUST ACCOUNT PROCEDURES.................................................................63
         SECTION 7.04.  SECURITYHOLDER DISTRIBUTIONS.............................................................64
         SECTION 7.05.  ALLOCATIONS AND DISTRIBUTIONS............................................................64

ARTICLE VIII  SERVICER DEFAULT; SERVICER TRANSFER................................................................72
         SECTION 8.01.  SERVICER DEFAULT.........................................................................72
         SECTION 8.02.  SERVICER TRANSFER........................................................................73
         SECTION 8.03.  APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE;
                        SUCCESSOR SERVICER TO ACT................................................................73
         SECTION 8.04.  NOTIFICATION TO SECURITYHOLDERS..........................................................75
         SECTION 8.05.  EFFECT OF TRANSFER.......................................................................75
         SECTION 8.06.  DATABASE FILE............................................................................75
         SECTION 8.07.  SUCCESSOR SERVICER INDEMNIFICATION.......................................................75
         SECTION 8.08.  RESPONSIBILITIES OF THE SUCCESSOR SERVICER...............................................76
         SECTION 8.09.  RATING AGENCY CONDITION FOR SERVICER TRANSFER............................................76

ARTICLE IX  REPORTS..............................................................................................76
         SECTION 9.01.  MONTHLY REPORTS..........................................................................76
         SECTION 9.02.  OFFICER'S CERTIFICATE....................................................................77
         SECTION 9.03.  OTHER DATA...............................................................................77
         SECTION 9.04.  ANNUAL REPORT OF ACCOUNTANTS.............................................................77
         SECTION 9.05.  ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.............................................78
         SECTION 9.06.  ANNUAL SUMMARY STATEMENT.................................................................78

ARTICLE X  TERMINATION...........................................................................................78
         SECTION 10.01.  SALE OF TRUST ASSETS....................................................................78

ARTICLE XI  REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION...................................................79
         SECTION 11.01.  REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS FOR BREACH
                         OF REPRESENTATIONS AND WARRANTIES.......................................................79
         SECTION 11.02.  REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS....................................79
         SECTION 11.03.  ORIGINATORS'AND TRUST DEPOSITOR'S REPURCHASE OPTION.....................................80

ARTICLE XII  ORIGINATOR INDEMNITIES..............................................................................80
         SECTION 12.01.  ORIGINATORS'INDEMNIFICATION.............................................................80
         SECTION 12.02.  LIABILITIES TO OBLIGORS.................................................................81
         SECTION 12.03.  TAX INDEMNIFICATION.....................................................................81
         SECTION 12.04.  ADJUSTMENTS.............................................................................81
         SECTION 12.05.  OPERATION OF INDEMNITIES................................................................82

ARTICLE XIII  MISCELLANEOUS......................................................................................82
         SECTION 13.01.  AMENDMENT...............................................................................82
         SECTION 13.02.  PROTECTION OF TITLE TO TRUST............................................................83
         SECTION 13.03.  GOVERNING LAW...........................................................................84

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                                            iii



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         SECTION 13.04.  NOTICES.................................................................................85
         SECTION 13.05.  SEVERABILITY OF PROVISIONS..............................................................86
         SECTION 13.06.  THIRD PARTY BENEFICIARIES...............................................................87
         SECTION 13.07.  COUNTERPARTS............................................................................87
         SECTION 13.08.  HEADINGS................................................................................87
         SECTION 13.09.  NO BANKRUPTCY PETITION; DISCLAIMER......................................................87
         SECTION 13.10.  JURISDICTION............................................................................88
         SECTION 13.11.  TAX CHARACTERIZATION....................................................................88
         SECTION 13.12.  PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST.......................................88
         SECTION 13.13.  MERGER OR CONSOLIDATION OF ORIGINATORS..................................................89
         SECTION 13.15.  ASSIGNMENT OR DELEGATION BY THE ORIGINATORS.............................................89
         SECTION 13.16.  LIMITATION OF LIABILITY OF OWNER TRUSTEE................................................89

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                                               iv



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

EXHIBITS
Exhibit A                  Form of Assignment ...............................................................A-1
Exhibit B                  Form of Closing Certificate of Trust Depositor ...................................B-1
Exhibits C-1, C-2          Form of Closing Certificate of Servicer/Originators...............................C-1
Exhibit D                  Form of Opinion of Counsel for Trust Depositor regarding
                           general corporate matters (including perfection opinion) .........................D-1
Exhibit E                  Form of Opinion of Counsel for Trust Depositor regarding
                           the "TRUE SALE" nature of the transaction ........................................E-1
Exhibit F                  Form of Opinion of Counsel for Trust Depositor regarding
                           non-consolidation ................................................................F-1
Exhibit G                  Form of Certificate Regarding Repurchased Contracts...............................G-1
Exhibit H                  List of Contracts.................................................................H-1
Exhibit I                  Form of Monthly Report to Noteholders and Certificateholders......................I-1
Exhibit J                  [Reserved]........................................................................J-1
Exhibit K                  Form of Contract Stamp............................................................K-1
Exhibit L                  Form of Subsequent Transfer Agreement.............................................L-1
Exhibit M                  Form of Subsequent Purchase Agreement.............................................M-1


         This SALE AND SERVICING AGREEMENT, dated as of December [ ], 1999, is among Heller Equipment Asset Receivables Trust 1999-2 (together with its successors and assigns, the "TRUST"), Heller Funding Corporation, (together with its successor and assigns, the "TRUST DEPOSITOR"), Norwest Bank Minnesota, National Association (solely in its capacity as Indenture Trustee, together with its successors and assigns, the "INDENTURE TRUSTEE"), Heller Financial, Inc. (together with its successors and assigns, "HFI", in its capacity as Servicer, together with its successor and assigns, the "SERVICER" and in its capacity as an originator) and Heller Financial Leasing, Inc. (together with its successor and assigns "HELLER LEASING", and together with HFI, the "ORIGINATORS", and each, an "ORIGINATOR").

         WHEREAS, in the regular course of their business, the Originators originate and purchase Contracts (as defined herein);

         WHEREAS, the Trust Depositor acquired the Initial Contracts from the Originators and may acquire from time to time thereafter certain Substitute Contracts (such Initial Contracts and Substitute Contracts, together with certain related property as more fully described herein, being the Contract Assets as defined herein);

         WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Contracts from the Originators that the Originators make certain representations and warranties regarding the Contract Assets for the benefit of the Trust Depositor as well as the Trust;

         WHEREAS, on the Closing Date the Trust Depositor will fund the Trust by selling, conveying and assigning all its right, title and interest in such Contract Assets and certain other assets to the Trust;

         WHEREAS, the Trust is willing to purchase and accept assignment of the Trust Assets from the Trust Depositor pursuant to the terms hereof; and

         WHEREAS, the Servicer is willing to service the Contracts for the benefit and account of the Trust pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ACCOUNTANT'S REPORT" has the meaning assigned such term in Section
9.04.

         "ACCRUAL PERIOD" means, with respect to any Distribution Date, the period from and including the most recent Distribution Date to but excluding the following Distribution Date, PROVIDED, that the initial Accrual Period following the Closing Date shall be the period from and including the Closing Date to but excluding the first Distribution Date following the Closing Date.

         "ADCB" means, with respect to any date of determination thereof, the sum of the Discounted Contract Balances of each Contract included in the group of Contracts for which an ADCB determination is being made, as of the date of such determination. For purposes of calculating such sum on any date other than the last day of a Collection Period, the Discounted Contract Balance of a Contract shall be as of the last day of the preceding Collection Period or, with respect to any Substitute Contract transferred to the Trust after such last day, the Discounted Contract Balance on the applicable Subsequent Cutoff Date for such Contract. The ADCB of the Contracts Pool as of December 1, 1999 was $[______________].

         "ADDITION NOTICE" means, with respect to any transfer of Substitute Contracts to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Contracts from the applicable Originator), a notice, which shall be given at least 3 days prior to the related Subsequent Transfer Date, identifying the Substitute Contracts to be transferred, the ADCB of such Substitute Contracts and the related Substitution Event (with respect to an identified Contract or Contracts then in the Contracts Pool) to which such Substitute Contract relates, with such notice to be signed both by the Trust Depositor, and the Originators jointly and severally (including the Originator which owns such Substitute Contract which is to be transferred by such Originator to the Trust Depositor and by the Trust Depositor to the Trust on the related Subsequent Transfer Date).

         "ADDITIONAL PRINCIPAL" means, with respect to a Distribution Date

(i) if the Class B Target Investor Principal Amount, Class C Target Investor Principal Amount, Class D Target Investor Principal Amount and Class E Target Investor Principal Amount exceed the Class B Floor, Class C Floor, Class D Floor and Class E Floor, respectively, an amount of $0; or

(ii) if any of the conditions in clause (i) are not satisfied, an amount equal to the excess, if any, of

         (a) the Monthly Principal Amount over

         (b) the sum of the Class A Principal Payment Amount, Class B Principal Payment Amount, Class C Principal Payment Amount, Class D Principal Payment Amount and Class E Principal Payment Amount for such Distribution Date.

         "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition,

"CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

         "AGREEMENT" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "AGGREGATE PRINCIPAL AMOUNT" means, with respect to any group of Notes or the Certificate, at any date of determination, the sum of the Principal Amounts of such Notes or the Certificate on such date of determination.

         "APPLICABLE SECURITY" means, with respect to a Vendor Loan, any (i) Secondary Contract securing such Vendor Loan and (ii) Equipment securing such Vendor Loan or a related Secondary Contract.

         "ASSIGNMENT" means each Assignment, substantially in the form of EXHIBIT A relating to an assignment, transfer and conveyance of Contracts and related property by the Trust Depositor to the Trust.

         "AVAILABLE AMOUNTS" means, as of any Distribution Date, the sum of (i) all amounts on deposit in the Collection Account as of the immediately preceding Determination Date on account of Scheduled Payments due on or before, and Prepayments received on or before, the last day of the Collection Period immediately preceding such Distribution Date (other than Excluded Amounts), (ii) Recoveries on account of previously Defaulted Contracts received as of the immediately preceding Determination Date; (iii) Investment Earnings credited to the Collection Account or the Reserve Fund, (iv) Late Charges received on or before the last day of such Collection Period (provided such late charges were included in the Contract's terms as of the applicable Cutoff Date), (v) proceeds from any repurchased Contracts and (vi) proceeds of any of the foregoing. In the event the Originators exercise their option to terminate the Trust pursuant to
Section 11.03, Available Amounts shall include the repurchase price deposited in the Collection Account pursuant to Section 11.03. In the event amounts are withdrawn from the Reserve Fund pursuant to Section 7.05(a) or (b), such withdrawn amounts will be considered Available Amounts for such purpose only.

         "BUSINESS DAY" means any day which is neither a Saturday or a Sunday, nor another day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

         "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del Code 3801 ET SEQ., as the same may be amended from time to time.

         "CALCULATION DATE" means, with respect to any Distribution Date, the first day of each calendar month.

         "CASUALTY LOSS" means, with respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

         "CERTIFICATE" means the Heller Equipment Asset Receivables Trust Certificate, Series 1999-2 representing a beneficial equity interest in the Trust and issued pursuant to the Trust Agreement having an initial certificate balance of $[______________].

         "CERTIFICATEHOLDER" means the holder of the Certificate.

         "CERTIFICATE REGISTER" has the meaning specified in the Trust
Agreement.

         "CLASS" means any of the group of Notes or the Certificate identified herein as, as applicable, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes or the Certificate.

         "CLASS A NOTES" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

         "CLASS A PERCENTAGE" means approximately [____]%, which is the ratio of
(a) the Initial Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes to (b) the ADCB of the Contracts as of the Initial Cutoff Date.

         "CLASS A PRINCIPAL PAYMENT AMOUNT" means, with respect to a Distribution Date, the amount necessary to reduce the sum of the Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes to the Class A Target Investor Principal Amount.

         "CLASS A TARGET INVESTOR PRINCIPAL AMOUNT" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class A Percentage and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CLASS A-1 INTEREST RATE" means [_____]% per annum (calculated on the basis of a year of 360 days and actual days elapsed).

         "CLASS A-1 MATURITY DATE" means the [______________] Distribution Date.

         "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered in the Note Register.

         "CLASS A-1 NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust, Class A-1 Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS A-2 INTEREST RATE" means [________]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS A-2 MATURITY DATE" means the [______________] Distribution Date.

         "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "CLASS A-2 NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class A-2 Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS A-3 INTEREST RATE" means [_____]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS A-3 MATURITY DATE" means the [______________] Distribution Date.

         "CLASS A-3 NOTEHOLDER" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "CLASS A-3 NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class A-3 Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS A-4 INTEREST RATE" means [______]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS A-4 MATURITY DATE" means the [______________] Distribution Date.

         "CLASS A-4 NOTEHOLDER" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "CLASS A-4 NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class A-4 Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS B FLOOR" means, with respect to a Distribution Date,

(i) [____]% of the initial ADCB of the Contracts plus

(ii) the Cumulative Loss Amount as of such date minus

(iii) the sum of (a) the Aggregate Principal Amount of the Class C Notes,
Class D Notes and Class E Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date and (b) the Overcollateralization Balance as of the immediately preceding Distribution Date.

         "CLASS B INTEREST RATE" means [_____]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS B MATURITY DATE" means the [______________] Distribution Date.

         "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Note Register.

         "CLASS B NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class B Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS B PERCENTAGE" means approximately [______________]%, which is the ratio of (i) the Initial Principal Amount of the Class B Notes to (ii) the ADCB of the Contracts as of the Initial Cutoff Date.

         "CLASS B PRINCIPAL PAYMENT AMOUNT" means, with respect to a Distribution Date, the amount necessary to reduce the Principal Amount of the Class B Notes to the greater of (a) the Class B Target Investor Principal Amount or (b) the Class B Floor.

         "CLASS B TARGET INVESTOR PRINCIPAL AMOUNT" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class B Percentage and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CLASS C FLOOR" means, with respect to a Distribution Date,

(i) [______]% of the initial ADCB of the Contracts plus

(ii) the Cumulative Loss Amount as of such date minus

(iii) the sum of (a) the Principal Amount of the Class D Notes and the Class
E Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date and (b) the Overcollateralization Balance as of the immediately preceding Distribution Date;

PROVIDED, HOWEVER, that if the Principal Amount of the Class B Notes as of such Distribution Date is less than or equal to the Class B Floor on such date, the Class C Floor will be an amount equal to the Principal Amount of the Class C Notes as of the immediately preceding Distribution Date after giving effect to all principal payments on such date.

         "CLASS C INTEREST RATE" means [____]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS C MATURITY DATE" means the [______________] Distribution Date.

         "CLASS C NOTEHOLDER" means the Person in whose name a Class C Note is registered in the Note Register.

         "CLASS C NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class C Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS C PERCENTAGE" means approximately [______]%, which is the ratio of (i) the Initial Principal Amount of the Class C Notes to (ii) the ADCB of the Contracts as of the Initial Cutoff Date.

         "CLASS C PRINCIPAL PAYMENT AMOUNT" means, with respect to a Distribution Date, the amount necessary to reduce the Principal Amount of the Class C Notes to the greater of (a) the Class C Target Investor Principal Amount or (b) the Class C Floor.

         "CLASS C TARGET INVESTOR PRINCIPAL AMOUNT" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class C Percentage and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CLASS D FLOOR" means, with respect to a Distribution Date,

(i) [______]% of the initial ADCB of the Contracts plus

(ii) the Cumulative Loss Amount as of such date minus

(iii) the sum of (A) the Principal Amount of the Class E Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date and (B) the Overcollateralization Balance as of the immediately preceding Distribution Date;

PROVIDED, HOWEVER, that if the Principal Amount of the Class C Notes as of such Distribution Date is less than or equal to the Class C Floor on such date, the Class D Floor will be an amount equal to the Principal Amount of the Class D Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date.

         "CLASS D INTEREST RATE" means [______]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS D MATURITY DATE" means the [______________] Distribution Date.

         "CLASS D NOTEHOLDER" means the Person in whose name a Class D Note is registered in the Note Register.

         "CLASS D NOTES" means the $[______________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class D Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS D PERCENTAGE" means approximately [_____]%, which is the ratio of the (i) Initial Principal Amount of the Class D Notes to (ii) the ADCB of the Contracts as of the Initial Cutoff Date.

         "CLASS D PRINCIPAL PAYMENT AMOUNT" means, with respect to a Distribution Date, the amount necessary to reduce the Principal Amount of the Class D Notes to the greater of (a) the Class D Target Investor Principal Amount or (b) the Class D Floor.

         "CLASS D TARGET INVESTOR PRINCIPAL AMOUNT" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class D Percentage and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CLASS E FLOOR" means with respect to a Distribution Date,

(i) [___]% of the initial ADCB of the Contracts plus

(ii) the Cumulative Loss Amount as of such date minus

(iii) the Overcollateralization Balance as of the immediately preceding Distribution Date;

PROVIDED, HOWEVER, that if the Principal Amount of the Class D Notes is less than or equal to the Class D Floor on such date, the Class E Floor will an amount equal to the Principal Amount of the Class E Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date.

         "CLASS E INTEREST RATE" means [___]% per annum (calculated on the basis of a year of 360 days and twelve 30-day months).

         "CLASS E MATURITY DATE" means the [_________] Distribution Date.

         "CLASS E NOTEHOLDER" means the Person in whose name a Class E Note is registered in the Note Register.

         "CLASS E NOTES" means the $[____________] aggregate initial principal amount Heller Equipment Asset Receivables Trust Class E Receivable-Backed Notes, Series 1999-2, issued pursuant to the Indenture.

         "CLASS E PERCENTAGE" means approximately [___________]%, which is the ratio of (i) the Initial Principal Amount of the Class E Notes to (ii) the ADCB of the Contracts as of the Initial Cutoff Date.

         "CLASS E PRINCIPAL PAYMENT AMOUNT" means, with respect to a Distribution Date, the amount necessary to reduce the Principal Amount of the Class E Notes to the greater of (a) the Class E Target Investor Principal Amount or (b) the Class E Floor.

         "CLASS E TARGET INVESTOR PRINCIPAL AMOUNT" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class E Percentage and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CLOSING DATE" means December [_], 1999.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning given such term in the "granting clause" of the Indenture.

         "COLLECTION ACCOUNT" means the Trust Account so designated established pursuant to Section 7.01.

         "COLLECTION PERIOD" means a period beginning on the second day of a calendar month and ending on and including, the first day of the next calendar month, PROVIDED that the first Collection Period shall be the period beginning on the Initial Cutoff Date and ending on and including the first day of the calendar month immediately following the calendar month in which the Closing Date occurs.

         "COLLECTIONS" means all payments received on or with respect to the Contracts in the Contracts Pool or the related Equipment, including, without limitation, Scheduled Payments, Prepayments, Recoveries, Late Charges and Expired Lease Proceeds, all as related to amounts attributable to the Contracts in the Contracts Pool or the related Equipment (including any such amounts derived from Vendor recourse provisions), but excluding any Excluded Amounts.

         "COMMISSION" means the United States Securities and Exchange
Commission.

         "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Originators in selecting the Contracts conveyed to the Trust Depositor pursuant to Section 2.01 (and any Subsequent Purchase Agreement conveyed to the Trust Depositor pursuant to Section 2.04), and includes the master file and the history file as well as servicing information with respect to the Contracts.

         "CONTRACT" means each End-User Contract and each Vendor Loan but, unless otherwise specified herein, shall not refer to any Secondary Contract.

         "CONTRACT ASSETS" has the meaning assigned in Section 2.01 (and Section 2.04, as applicable in the case of Substitute Contracts).

         "CONTRACT FILE" means, with respect to each Contract, the fully executed original counterpart (for UCC purposes) of the contract, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Servicer keeps on file in accordance with its customary procedures, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the applicable Originator or held by the Servicer with respect to any Contract.

         "CONTRACTS POOL" as of any date means the Initial Contracts and the Substitute Contracts (if any), other than any such Contracts which (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the applicable Originator, pursuant to Section 11.02 hereof, or
(ii) have been paid (or prepaid) in full.

         "CORPORATE TRUST OFFICE" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.

         "CUMULATIVE LOSS AMOUNT" means, with respect to a Distribution Date, an amount equal to the excess, if any, of :

(i) the total of

         (a) the Principal Amount of the Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date plus

         (b) the Overcollateralization Balance as of the immediately preceding Distribution Date minus

         (c) the lesser of: (1) the Monthly Principal Amount and (2) Available Amounts remaining after payment of amounts owing to the Servicer, including Servicer Fees if neither HFI nor any of its Affiliates is the Servicer and after payment of interest on the Notes on such date; over

(ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "CSA" means each conditional sales agreement, including, as applicable, schedules, subschedules, supplements and amendments to a master conditional sales agreement, pursuant to which specified assets were conditionally sold to an Obligor at specified monthly, quarterly, semi-annual or annual payments.

         "CUTOFF DATE" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable to the Contract or Contracts in question.

         "DATE OF PROCESSING" means, with respect to any transaction or Collection, the date on which such transaction or Collection is first recorded (and, in the case of a transaction or Collection related to a particular Contract, identified as to such particular Contract) on the related Originator's or Servicer's computer master file of Contracts (without regard to the effective date of such recordation).

         "DCR" means Duff & Phelps Credit Rating Co.

         "DEFAULTED CONTRACT" means a Contract in the Contracts Pool with respect to which there has occurred one or more of the following: (i) any Delinquent Scheduled Payment under the

Contract is 120 days or more delinquent (or, with respect to a Contract for which there exists available payment recourse to a Vendor to satisfy the amount in default, and which recourse had not yet been paid by the Vendor prior to the end of such 120 day period), or such shorter period as the Originators may determine consistent with their respective collection policy or (ii) the Servicer has determined in its sole discretion, in accordance with its usual and customary practices (and taking into account any available Vendor recourse), that such Contract is not collectible.

         "DELINQUENT SCHEDULED PAYMENT" means a Scheduled Payment that is (i) more than 60 days delinquent and (ii) the delinquent amount is more than the greater of (a) $10 or (b) 10% of such Scheduled Payment.

         "DETERMINATION DATE" means, with respect to any Distribution Date, the third Business Day prior to such Distribution Date.

         "DISCOUNT RATE" means, at any date of determination, [_____]%, which is equal to the sum of (1) the weighted average of the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate, the Class C Interest Rate, the Class D Interest Rate and the Class E Interest Rate each weighted by (a) the Initial Principal Amount of each Class of Notes, as applicable, and (b) the weighted average life of each Class of Notes under a 15% conditional payment rate and no loss scenario, as applicable, and assuming the repurchase option set forth under
Section 11.03 will be exercised and (2) the Servicing Fee Percentage.

         "DISCOUNTED CONTRACT BALANCE" means with respect to any Contract, (i) as of the related Cutoff Date, the present value of all of the remaining Scheduled Payments becoming due and not yet received under such Contract after the applicable Cutoff Date discounted monthly at the Discount Rate, and (ii) as of any other date of determination, the sum of (x) the present value of all of the remaining Scheduled Payments becoming due under such Contract after such date of determination discounted monthly at the Discount Rate and (y) the aggregate amount of all Scheduled Payments due and payable under such Contract after the applicable Cutoff Date and prior to such date of determination (other than Scheduled Payments related to Contracts that have become Defaulted Contracts or Prepaid Contracts, and have not been replaced with a Substitute Contract as provided in Section 2.04) that have not then been received by the Servicer.

         The "Discounted Contract Balance" for each Contract shall be calculated assuming:

(i) all payments due in any Collection period are due on the last day of the Collection Period;

(ii) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

(iii) all security deposits and drawings under letters of credit, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof.

         "DISTRIBUTION DATE" shall mean the 14th day of each calendar month or, if such fourteenth day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being January 14, 2000.

         "DOLLAR" and "$" means lawful currency of the United States of America.

         "ELIGIBLE CONTRACT" means at any date of determination, each Contract with respect to which each of the following is true (to the extent applicable to such type of Contract):

         (a) the information with respect to the Contract, any Secondary Contract securing the obligations under such Contract, and the Equipment, if any, subject to the Contract delivered under this Agreement is true and correct in all material respects;

         (b) immediately prior to the transfer of such Contract and any related Equipment (or security interest therein) or Applicable Security (or security interest therein) to the Trust Depositor, and immediately prior to the Trust Depositor's concurrent transfer thereof to the Trust, such Contract was owned by the applicable Originator (and by the Trust Depositor following the transfer by the Originator) free and clear of any adverse claim, other than with respect to any Residual Investment;

         (c) the Contract did not have any Delinquent Scheduled Payments, and the Contract is not a Defaulted Contract;

         (d) no provision of the Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the Contract File (other than payment delinquencies permitted under clause
         (c) above);

         (e) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

         (f) the Contract is not and will not be subject to the rights of rescission, setoff, counterclaim or defense and, to the Originator's knowledge, no such rights have been asserted or threatened with respect to the Contract;

         (g) the Contract, at the time it was made, did not violate the laws of the United States or any state, except for any such violations which would not materially and adversely affect the collectibility of the Contracts in the Contracts Pool taken as a whole;

         (h) (i) the Contract and any related Equipment or interest therein have not been sold, transferred, assigned or pledged by the applicable Originator to any other Person (other than the financed sale of the Equipment to the End-User effected through the End-User Contract) and any Equipment related to such Contract is free and clear of any liens and encumbrances of any third parties other than the applicable Originator and Permitted Liens, and (ii) either (A) such Contract is secured by a fully perfected lien of the first priority in favor of the applicable Originator on the related Equipment, or, in the case of any Vendor Loan, related Applicable Security or (B) in the case of such a Contract secured by Title Registry Equipment, within 30 calendar days of the origination or acquisition of such Contract by the applicable Originator all applicable federal registration or recording procedures were initiated, and such Originator's interest will be so noted or recorded within 180 days of such acquisition or origination;

         (i) if the Contract constitutes an "instrument" or "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract;

         (j) all filings necessary to evidence the conveyance or transfer of the applicable Originator's ownership interest in the Contract, and such Originator's corresponding interest in the related Equipment or Applicable Security, as applicable, to the Trust Depositor (as well as the concurrent conveyance of such property hereunder from the Trust Depositor to the Trust), have been made in all appropriate jurisdictions; PROVIDED, that (i) UCC financing statement filings with respect to Equipment or Applicable Security which name such Originator as secured party have not been amended to indicate either the Trust Depositor or the Trust as an assignee (although separate UCC filings were made against the Originator's interest in Applicable Security in each jurisdiction where a related Vendor is located); and (ii) filings or registrations with respect to Title Registry Equipment which name such Originator as either owner or a lienholder have not been amended to indicate either the Trust Depositor or the Trust as an assignee;

         (k) the Obligor is not, to the Originator's knowledge, subject to bankruptcy or other insolvency proceedings;

         (l) the Contract is a U.S. dollar-denominated obligation and the associated Equipment is located in the United States;

         (m) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date, with respect to an Initial Contract, or the Subsequent Transfer Date, with respect to a Substitute Contract);

         (n) either (x) the obligations of the related Obligor under such Contract are irrevocable and unconditional and non-cancelable (or, if prepayable by its terms, such Contract meets the criteria described in clause (x) below) or (y) with respect to certain Leases with Lessees that are governmental entities or municipalities, if such Lease is canceled in accordance with its terms, either (1) the Vendor that assigned such Lease to the applicable Originator is unconditionally obligated to repurchase such lease from such Originator for a purchase price not less than the Discounted Contract Balance of such Lease (as of the date of purchase) plus interest thereon at the Discount Rate through the Distribution Date following such date of repurchase, or (2) pursuant to this Agreement, the Originator that sold such Lease to the Trust Depositor has indemnified the Trust

         Depositor against such cancellation in an amount at least equal to the Discounted Contract Balance of such Lease (as of the date of purchase) plus interest thereon at the Discount Rate through the Distribution Date following such cancellation, less any amounts paid by the Vendor pursuant to clause (1);

         (o) the Contract has an original maturity of not greater than the term specified in this Agreement;

         (p) no adverse selection procedure was used in selecting the Contract for the Contracts Pool;

         (q) the Obligor under the Contract is required to maintain casualty insurance or to self-insure with respect to the related Equipment in accordance with the Servicer's normal requirements;

         (r) the Contract constitutes chattel paper, an account, an instrument or a general intangible, in each case as defined under the UCC;

         (s) the Contract is not a "consumer lease" as defined in Section 2A-103(1)(e) of the UCC, and if such Contract is a Lease, it is a Lease intended for security within the meaning of Section 1-201(39) of the UCC;

         (t) if such Contract is a Lease, the Lessee thereunder has represented to the related Vendor or applicable Originator that such Lessee has accepted the related Equipment and has had a reasonable opportunity to inspect and test such Equipment and the Vendor or Originator has not been notified of any defects therein;

         (u) the Contract is not subject to any guarantee by the applicable Originator, nor has the Originator established any specific credit reserve with respect to the related Obligor;

         (v) if such Contract is a Lease, such Lease is a "triple net lease" under which the Obligor is responsible for the maintenance of the related Equipment in accordance with general industry standards applicable to such item of Equipment;

         (w) if such Contract is a Vendor Loan, such Vendor Loan is secured by an Eligible Secondary Contract having an aggregate Discounted Contract Balance for such Eligible Secondary Contract equal to the outstanding principal amount of such Vendor Loan (assuming the interest rate specified in such Vendor Loan is the "Discount Rate" for purposes of calculating such Discounted Contract Balance);

         (x) no provision of such Contract provides for a Prepayment Amount less than the amount calculated in accordance with the definition of Prepayment Amount (unless otherwise indemnified by the Vendor or the applicable Originator in an amount equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon a prepayment under such Contract); and

         (y) the Obligor is not the United States of America or any state or local government or any agency, department, subdivision or instrumentality of those governments.

PROVIDED, that Contracts with respect to which any of the statements in clauses
(c), (o) or (x) above are not true shall also be "Eligible Contracts" if the Trust Depositor shall have received confirmation from each Rating Agency that such fact will not result in a Ratings Effect.

         "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

         "ELIGIBLE INVESTMENTS" with respect to any Distribution Date means negotiable instruments or securities or other investments maturing on or before such Distribution Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) which, as of any date of determination, mature by their terms on or prior to the Distribution Date immediately following such date of determination, and (c) which evidence:

(i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

(ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

(iii) commercial paper, or other short term obligations, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in Highest Required Investment Category granted by each Rating Agency;

(iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC;

(v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

(vi) investments in money market funds having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency or whose portfolio is limited to the investments described in clause (i) of this definition;

(vii) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

(viii) Eligible Repurchase Obligations; and

(ix) any negotiable instruments or securities or other investments in which the investment by the Trust therein has been approved in writing by the Rating Agency.

The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Eligible Investments described above.

         "ELIGIBLE REPURCHASE OBLIGATIONS" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (c)(ii) of the definition of Eligible Investments.

         "ELIGIBLE SECONDARY CONTRACT" shall mean each Secondary Contract:

(i) that satisfies all the criteria set forth in the definition of "Eligible Contract" except clauses (b), (h) (with respect to ownership by the applicable Originator of the Contract) and (w) thereof, and except that the term "Obligor" shall mean "End-User" in all such criteria;

(ii) with respect to which Secondary Contract and the proceeds thereof the applicable Originator has a duly perfected first priority lien; and

(iii) the transfer of the Originator's security interest with respect to which has created a valid first priority Lien in such Secondary Contract and the proceeds thereof in favor of the Originator which has been duly perfected.

         "END-USER" shall mean any party that uses the Financed Item pursuant to an End-User Contract.

         "END-USER CONTRACT" shall mean any CSA, Secured Note, Lease, IPA, or other Financing Agreement covering Financed Items originated or purchased by either of the Originators.

         "EQUIPMENT" means the tangible assets (including but not limited to printing, pre-press, machine tool, plastics, computer hardware, restaurant, transportation, energy related, medical and industrial equipment) financed or leased by an Obligor pursuant to a Contract and/or, unless the context otherwise requires, a security interest in such assets.

         "EVENT OF DEFAULT" shall have the meaning specified in Section 5.01 of the Indenture.

         "EXCESS CONTRACT", as of any date of determination, means each Contract selected by the Servicer in accordance with Section 11.01 at such time as there shall have been discovered a breach of any of the representations and warranties set forth in Section 3.05, the removal of which pursuant to Section 11.01 hereof and the applicable Originator's repurchase thereof or substitution of a Substitute Contract therefor pursuant to Section 11.01, shall remedy such breach.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

         "EXCLUDED AMOUNTS" means (i) any collections on deposit in the Collection Account or otherwise received by the Servicer on or with respect to the Contracts Pool or related Equipment, which collections are attributable to any taxes, fees or other charges imposed by any Governmental Authority, (ii) any collections representing reimbursements of insurance premiums or payments for services that were not financed by the applicable Originator, (iii) any proceeds from prepayments in excess of the sum of (a) the Discounted Contract Balance of the Prepaid Contracts on the date such Contracts are prepaid plus any accrued and unpaid interest and (b) any outstanding Servicer Advances on such Contracts.

         "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

         "FINANCED ITEMS" means Equipment, Software, Services and other property and services that are permitted to be financed under Contracts in accordance with the standard policies and procedures of the Originators.

         "FINANCING AGREEMENT" means each financing agreement covering Financed Items other than a CSA, a Secured Note, a Lease or an IPA.

         "FITCH" means Fitch IBCA, Inc. or any successor thereto.

         "GOVERNMENTAL AUTHORITY" means the United States of America, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         "HELLER LEASING" has the meaning assigned such term in the preamble hereto.

         "HFI" has the meaning assigned such term in the preamble hereto.

         "HIGHEST REQUIRED INVESTMENT CATEGORY" means (i) with respect to ratings assigned by Fitch, F1+ for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one month instruments, A1 or P-1 for three month instruments, Aa3 or P-1 for six month instruments and Aaa or P-1 for instruments with a term in excess of six months and (iii) with respect to ratings assigned by DCR, D-1+ for short-term instruments and AAA for long-term instruments.

         "HOLDER" means (i) with respect to a Certificate, the Person in whose name such Certificate is registered in the Certificate Register, and (ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

         "INDEBTEDNESS" means, with respect to any Person at any date, (a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such person has not assumed or otherwise become liable for the payment thereof.

         "INDENTURE" means the Indenture, dated as of the date hereof, between the Trust and the Indenture Trustee.

         "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "INDEPENDENT", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust, the Trust Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Trust, the Trust Depositor or the Servicer, (iii) is not a person related to any officer or director of the Trust, the Trust Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Trust, the Trust Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with the Trust, the Trust Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "INELIGIBLE CONTRACT" has the meaning specified in Section 11.01.

         "INITIAL CLASS A-1 PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS A-2 PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS A-3 PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS A-4 PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS B PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS C PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS D PRINCIPAL AMOUNT" means $[______________].

         "INITIAL CLASS E PRINCIPAL AMOUNT" means $[______________].

         "INITIAL PRINCIPAL AMOUNT" means, when used in the context of a reference to an individual Class of Notes, the Initial Class Principal Amount applicable to such Class as defined above, and otherwise means, collectively, the sum of the Initial Class A-1 Principal Amount, the Initial Class A-2 Principal Amount, the Initial Class A-3 Principal Amount, the Initial Class A-4 Principal Amount, the Initial Class B Principal Amount, the Initial Class C Principal Amount, the Initial Class D Principal Amount and the Initial Class E Principal Amount, I.E., $[______________].

         "INITIAL CONTRACTS" means those Contracts conveyed to the Trust on the Closing Date.

         "INITIAL CUTOFF DATE" means December 1, 1999.

         "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "INSOLVENCY LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         "INSURANCE POLICY" means, with respect to any Contract, an insurance policy covering physical damage to or loss of the related Equipment.

         "INSURANCE PROCEEDS" means, depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "INVESTMENT EARNINGS" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account and the Reserve Fund, to be credited to the Collection Account on such Distribution Date pursuant to Section 7.03.

         "IPA" means each installment payment agreement, including as applicable, schedules, subschedules, supplements and amendments to a software license agreement, pursuant to which the Originator financed the purchase or acquisition of specified assets by an Obligor for specified monthly, quarterly, semiannual or annual payments.

         "LATE CHARGES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

         "LEASE" means each agreement, including both operating and financing agreements, and, as applicable, schedules, subschedules, supplements and amendments to a master lease, pursuant to which the Originator, as lessor, leased specified assets to a Lessee at a specified monthly, quarterly, semiannual or annual rental.

         "LESSEE" means, with respect to any Lease, the Obligor with respect to such Lease.

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

         "LIQUIDATION EXPENSES" means, with respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

         "LIQUIDATION PROCEEDS" means, with respect to a Defaulted Contract, proceeds from the sale, lease or re-lease of the Equipment, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment, net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Contract.

         "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Assets, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts amending the most current List of Contracts reflecting the Substitute Contracts transferred to the Trust on the related Subsequent Transfer Date (together with a deletion from such list of the related Contract or Contracts identified on the corresponding Addition Notice with respect to which an Addition Event or a Substitution Event has occurred), and which list in each case (a) identifies each Contract included in the Contracts Pool, and (b) sets forth as to each such Contract (i) the Discounted Principal Balance as of the applicable Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT H.

         "MATERIAL MODIFICATION" means a termination or release, or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Contract which would not otherwise be permitted under the standards and criteria set forth in Sections 5.08; provided, however, a contract with respect to which the Servicer permits prepayment pursuant to Section 5.09 will not be deemed to be materially modified.

         "MATURITY DATE" means, as applicable, the Class A-1 Maturity Date, Class A-2 Maturity Date, Class A-3 Maturity Date, Class A-4 Maturity Date, Class B Maturity Date, Class C Maturity Date, Class D Maturity Date or Class E Maturity Date.

         "MONTHLY PRINCIPAL AMOUNT" means, with respect to a Distribution Date, the difference between (i) the sum of the Aggregate Principal Amount of the Notes and the Overcollateralization Balance as of the immediately preceding Distribution Date (after making any principal payments on such date) and (ii) the ADCB of the Contracts as of the last day of the related Collection Period.

         "MONTHLY REPORT" has the meaning specified in Section 9.01.

         "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

         "NOTE" means any one of the notes of the Trust of any Class executed and authenticated in accordance with the Indenture.

         "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 7.01.

         "NOTE REGISTER" has the meaning given such term in Section 2.04 of the Indenture.

         "OBLIGOR" means, with respect to any Contract, the Person or Persons obligated to make payments with respect to such Contract, including any guarantor thereof.

         "OFFICER'S CERTIFICATE" shall mean a certificate signed by any officer of the Trust Depositor or the Servicer and delivered to the Owner Trustee or the Indenture Trustee, as the case may be.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel (including internal counsel) for the Trust Depositor or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

         "ORIGINATOR" means either of HFI or Heller Leasing, each in the capacity as an Originator of a Contract under this Agreement (including in respect of a Substitute Contract pursuant to a Subsequent Purchase Agreement).

         "OUTSTANDING" has the meaning given such term in the Indenture.

         "OVERCOLLATERALIZATION BALANCE" means, with respect to a Distribution Date, an amount equal to the excess, if any, of (i) the ADCB of the Contracts as of the last day of the related Collection Period over (ii) the Aggregate Principal Amount of the Notes as of such date after giving effect to all principal payments made to the Noteholders on such date.

         "OWNER TRUSTEE" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "PAYING AGENT" means as described in Section 6.11 of the Indenture and
Section 3.10 of the Trust Agreement.

         "PERMITTED LIENS" means (a) with respect to Contracts in the Contracts
Pool:

(i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (ii) Liens in favor of the Trust Depositor created by an Originator and transferred to the Trust pursuant hereto, (iii) Liens in favor of the Trust created pursuant to this Agreement, and (iv) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement;

and (b) with respect to the related Equipment:

(i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due, (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (iii) Liens in favor of the Trust Depositor created by the Originators and transferred by the Trust Depositor to the Trust pursuant to this Agreement, (iv) Liens in favor of the Trust created pursuant to this Agreement, (v) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement, (vi) subordinated liens which are subordinated to the prior payment of the Notes and the Certificate on terms described herein, and (vii) Liens granted by the End-Users which are subordinated to the interest of the Trust in such Equipment.

         "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PLACEMENT AGENCY AGREEMENT" means the Placement Agency Agreement, dated December [ ], 1999, between First Union Securities, Inc., as Agent thereunder, the Trust Depositor, and HFI, with respect to the private placement of the Class D Notes and the Class E Notes.

         "PLACEMENT AGENT" means First Union Securities, Inc., as Agent under the Placement Agency Agreement.

         "PREPAID CONTRACT" means any Contract that has terminated or been prepaid in full prior to its scheduled expiration date (including because of a Casualty Loss), other than a Defaulted Contract.

         "PREPAYMENT AMOUNT" has the meaning specified in Section 5.09.

         "PREPAYMENTS" means any and all partial and full prepayments on a Contract (including, with respect to any Contract and any Collection Period, any Scheduled Payment (or portion thereof)) which is due in a subsequent Collection Period which the Servicer has received, and (if such Contract is not otherwise prepayable by its terms) expressly permitted the related Obligor to make, in advance of its scheduled due date and which will be applied to such Scheduled Payment, and any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of Equipment under a Prepaid Contract, net of Liquidation Expenses), Liquidation Proceeds and amounts received in respect of Transfer Deposit Amounts.

         "PRINCIPAL AMOUNT" means, with respect to a Class of Notes, the aggregate Initial Principal Amount thereof reduced by (i) the aggregate amount of any distributions applied in reduction of such principal amount and (ii) the aggregate amount of any distributions then on deposit in the Note Distribution Account, if any, for such Class of Notes established in accordance with the Indenture and to be applied in reduction of such principal amount in accordance with such Indenture.

         "PROGRAM AGREEMENT" means each Vendor finance program agreement pursuant to which End-User Contracts originated by a Vendor are assigned to an Originator.

         "PROSPECTUS" has the meaning given such term in the Underwriting Agreement.

         "QUALIFIED ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee in the Collection Account or the Reserve Fund and with respect to which (a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its Affiliates.

         "QUALIFIED INSTITUTION" means (a) the corporate trust department of the Indenture Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either
(1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, (B) the parent corporation of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, or (C) is otherwise acceptable to the Rating Agencies, and
(ii) whose deposits are insured by the FDIC.

         "RATING AGENCY" means each of Moody's, DCR and Fitch, so long as such Persons maintain a rating on the Notes and the Certificate; and if either Moody's, DCR or Fitch no longer maintains a rating on the Notes and the Certificate, such other nationally recognized statistical rating organization selected by the Trust Depositor.

         "RATING AGENCY CONDITION" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor and the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

         "RATINGS EFFECT" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

         "RECORD DATE" means, with respect to a Distribution Date, the calendar day immediately preceding such Distribution Date (or, with respect to any Definitive Note the last calendar day of the preceding calendar month).

         "RECOVERIES" means any and all recoveries on account of a Defaulted Contract, including, without limitation, any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of repossessed Equipment or other property, Insurance Proceeds, amounts representing late fees and penalties and amounts received pursuant to a Program Agreement (including, without limitation, amounts received from any "ultimate net loss pool" that may have been created under such Program Agreement), but in each case net of Liquidation Expenses.

         "RELEASED AMOUNTS" means, with respect to any payment or collection received with respect to any Contract on any Business Day (whether such payment or collection is received by the Servicer, the Owner Trustee or the Trust Depositor), an amount equal to that portion of such payment or collection constituting Excluded Amounts.

         "REQUIRED HOLDERS" means (i) prior to the payment in full of the Class A Notes Outstanding, Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and/or Class A-4 Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class A Notes Outstanding, (ii) from and after the payment in full of the Class A Notes Outstanding, Class B Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class B Notes Outstanding, (iii) from and after the payment in full of the Class B Notes Outstanding, Class C Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class C Notes Outstanding, (iv) from and after the payment in full of the Class C Notes Outstanding, Class D Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class D Notes Outstanding and (v) from and after the payment in full of the Class D Notes Outstanding, Class E Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class E Notes Outstanding.

          "REQUIREMENTS OF LAW" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         "RESERVE FUND" means the Reserve Fund established and maintained pursuant to Section 7.01 hereof.

         "RESERVE FUND AMOUNT" means, with respect to a Distribution Date, an amount equal to 0.70% of the aggregate Principal Amount of Notes as of such Distribution Date.

         "RESERVE FUND INITIAL DEPOSIT" means $[______________].

         "RESIDUAL INVESTMENT" means, with respect to certain Leases, any funds that an Originator shall have advanced against all or any portion of the anticipated residual value of the leased Equipment upon the expiration of such Lease in accordance with its terms, and in excess of the discounted present value of the rental payments due under such Lease.

         "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "SCHEDULED PAYMENT" means, with respect to any Contract, the monthly or quarterly or semi-annual or annual rent or financing (whether principal or principal and interest) payment scheduled to be made by the related Obligor under the terms of such Contract after the related Cutoff Date; it being understood that Scheduled Payments do not include any Excluded Amounts.

         "SECONDARY CONTRACT" shall mean, with respect to a Vendor Loan, each End-User Contract securing such Vendor Loan.

         "SECURED NOTE" means each promissory note with a related security interest evidenced by written agreement, pursuant to which the purchase of specified assets by a Obligor is financed for specified monthly, quarterly, semiannual or annual payments.

         "SECURITIES" means the Notes and the Certificate, or any of them.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITYHOLDERS" means the Holders of the Notes or the Certificate.

         "SERVICER" means initially HFI, or its successor, until any Servicer Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

         "SERVICER ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date in respect of Scheduled Payments pursuant to Section 5.14.

         "SERVICER DEFAULT" shall have the meaning specified in Section 8.01.

         "SERVICES" means, in connection with the financing of Software by an Originator, the support and consulting services related to such Software, the procurement of which was also financed by such Originator pursuant to a Contract.

         "SERVICING FEE" has the meaning specified in Section 5.18.

         "SERVICING FEE PERCENTAGE"  means 0.40%.

         "SERVICER TRANSFER" has the meaning assigned in Section 8.02(a).

         "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

         "SOFTWARE" means the computer software programs financed or leased by an Obligor pursuant to a Contract.

         "SOLVENT" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "STATISTICAL DISCOUNT RATE"  means [______________]%.

         "SUBSTITUTE CONTRACT QUALIFICATION CONDITIONS" means, with respect to any Substitute Contract being transferred to the Trust pursuant to Section 2.04,

(i) the accuracy of each of the following statements as of the related Cutoff Date for such Contract:

         (a) the Discounted Contract Balance of such Substitute Contract is not less than that of the Contract or Contracts identified on the related Addition Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Originators in exchange for such Substitute Contract;

         (b) the Discounted Contract Balance of the Substitute Contract is not less than that of such Contract or Contracts identified on the related Addition Notice and shall have a similar weighted average life;

         (c) if, instead of such Substitute Contract being added to the Contracts Pool on the related Subsequent Transfer Date, such Substitute Contract had instead been included in the Contracts Pool as of the Initial Cutoff Date, and the related Contract or Contracts identified on the related Addition Notice were not so included (and assuming such hypothetical inclusion satisfied the criteria set forth in clause (a) and (b) above that would have been applicable at such time), the representations of the Originators set forth in Section 3.05 concerning concentrations would not, as a result of such inclusion, have become inaccurate or incorrect in any material respect;

         (d) no adverse selection procedure shall have been employed in the selection of such Substitute Contract from the Originators' portfolio;

         (e) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Contract to the Trust Depositor, Trust, and Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date; and

         (f) the maturity date for the last Scheduled Payment due under such Substitute Contract is not later than [______________] or to the extent that the last Scheduled Payment due under such Substitute Contract is due after [______________], only Scheduled Payments due on or prior to [______________] will be included in the Discounted Contract Balance of such Substitute Contract for purposes of making any calculation under the Indenture or this Agreement;

and (ii) the ADCB of all Substitute Contracts transferred to the Trust after the Closing Date in connection with Substitution Events involving Material Modifications to Contracts does not exceed 10% of the ADCB of the Contracts as of the Closing Date

         "SUBSEQUENT CUTOFF DATE" means the date specified as such for Substitute Contracts in the related Subsequent Transfer Agreement.

         "SUBSEQUENT LIST OF CONTRACTS" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Substitute Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

         "SUBSEQUENT PURCHASE AGREEMENT" means, with respect to any Substitute Contracts, the agreement between the Originators and the Trust Depositor pursuant to which the applicable Originator will transfer the Substitute Contracts to the Trust Depositor, the form of which is attached to hereto as EXHIBIT M.

         "SUBSEQUENT TRANSFER AGREEMENT" means the agreement described in
Section 2.04 hereof.

         "SUBSEQUENT TRANSFER DATE" means any date on which Substitute Contracts are transferred to the Trust.

         "SUBSTITUTE CONTRACT" means a Contract transferred to the Trust under
Section 2.04 with respect to which a related Substitution Event has occurred with respect to a Contract or Contracts then held in the Contracts Pool and identified in the related Addition Notice.

         "SUBSTITUTION EVENT" shall have occurred if one or more Contracts then held in the Trust and identified in the related Addition Notice is (a) a Prepaid Contract, (b) a Contract that has been subjected to a Material Modification or
(c) a Contract that is the subject of a breach of a representation or warranty under this Agreement or other provision which breach or other provision, in the absence of a substitution of a Substitute Contract for such Contract or Contracts pursuant to Section 2.04, would require the payment of a Transfer Deposit Amount to the Trust in respect of such Contract pursuant to Section 11.01.

         "SUCCESSOR SERVICER" has the meaning given such term in
Section 8.02(b).

         "TAX OPINION" means, with respect to any action, an opinion of Counsel to the effect that, for federal income tax purposes, (i) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) following such action the Trust will be disregarded as a separate entity from the Trust Depositor, and (iii) such action will not affect the tax characterization as debt of Notes of any outstanding Class issued by the Trust for which an Opinion of Counsel has been provided that such Notes are debt.

         "TITLE REGISTRY EQUIPMENT" means Equipment in the form of aircraft, where the transfer of interests in such Equipment is subject to certain federal title registration statutes, regulations and procedures.

         "TRANSACTION DOCUMENTS" means this Agreement, the Indenture, the Trust Agreement, the Administration Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement, the Underwriting Agreements, the Placement Agency Agreement, and the Note Purchase Agreement (as defined in the Placement Agency Agreement).

         "TRANSFER DATE" means the Business Day immediately preceding each Distribution Date.

         "TRANSFER DEPOSIT AMOUNT" means, with respect to each Ineligible Contract or Excess Contract, on any date of determination, the sum of the Discounted Contract Balances of such

Contracts, together with accrued interest thereon through such date of determination at the Discount Rate, and any outstanding Servicer Advances thereon.

         "TRUST" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Trust Assets.

         "TRUST ACCOUNTS" means, collectively, the Collection Account, the Reserve Fund and the Note Distribution Account, or any of them.

         "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including without limitation the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

         "TRUST AGREEMENT" means the Amended and Restated Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

         "TRUST ASSETS" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Substitute Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

         "TRUST DEPOSITOR" has the meaning assigned such term in the preamble hereunder, or any successor entity thereto.

         "TRUST ESTATE" shall have the meaning specified in the Trust Agreement.

         "TRUSTEES" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

         "UCC" means the Uniform Commercial Code as enacted in Illinois; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Trust in and to the Trust Assets or the Lien of the Indenture Trustee in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "UCC FILING LOCATIONS" means the States of Illinois, Delaware, each other State in which the Originator/Servicer maintains the Contract Files related to Contracts in the Contracts Pool (as of the Closing Date, [______________]), and each State in which a Vendor which is an Obligor on a Vendor Loan is located (as defined in the UCC in such State) (as of the Closing Date, [______________]).

         "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to
Section 5.14 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer.

         "UNDERWRITER" means First Union Securities, Inc.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated December [___], among First Union Securities, Inc. (as an underwriter thereunder and as Representative of the underwriters), the Trust Depositor, and HFI.

         "UNITED STATES" means the United States of America.

         "UNREIMBURSED SERVICER ADVANCES" means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.01 or 7.05 and which the Servicer has determined in its sole discretion are Uncollectible Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

         "VENDOR" means, with respect to a Contract, the equipment manufacturer, dealer or distributor, or software licensor or distributor, or other Person that provided financing under such Contract in connection with the acquisition or use by an End-User of such party's Equipment, Software, Services or other products.

         "VENDOR AGREEMENTS" means the collective reference to Vendor Assignments and Program Agreements.

         "VENDOR ASSIGNMENT" means each assignment agreement pursuant to which an individual End-User Contract originated by a Vendor is assigned to an Originator.

         "VENDOR LOAN" means a limited recourse loan agreement payable by a Vendor and secured by the Vendor's interest in Secondary Contracts and by the Equipment, if any, related thereto.

         "VICE PRESIDENT" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "VICE PRESIDENT," who is a duly elected officer of such Person.

         SECTION 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

         SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

               ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS

         SECTION 2.01. CREATION AND FUNDING OF TRUST; TRANSFER OF CONTRACT ASSETS. (a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust under the Business Trust Statute. The Trust Depositor, as settlor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement.

         (b) TRANSFER OF CONTRACT ASSETS TO THE TRUST. Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust, for a purchase price of $[______________] in cash (less underwriting expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Trust herein), all the right, title and interest of the Trust Depositor in and to (items (i) - (vi) below, being collectively referred to herein as the "CONTRACT ASSETS"):

                  (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Initial Cutoff Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract; and

                  (vi) all income from and proceeds of the foregoing;

PROVIDED, that Contract Assets shall not include any Residual Investment. In addition to the Contract Assets, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust the remittances, deposits and payments made into the Trust Accounts from time to time, amounts in the Trust Accounts from time to time (and any investments of such amounts) and all proceeds and products of the foregoing, which together with the Contract Assets constitute the corpus of the Trust and are referred to as the "TRUST ASSETS"). The Originators expressly acknowledge and agree that the Trust Depositor has the right to assign its interest in the Trust Assets to the Trust.

         (c) The Originators and the Trust Depositor acknowledge that the representations and warranties of the Originators in Section 3.01, 3.02, 3.03,
3.04 and 3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of the Originators with respect to breaches of such representations and warranties as set forth herein and in
Section 11.01.

         (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Trust Depositor to the Trust pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Originators in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, or any other Person in respect of services not financed by the Originators, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder.

         (e) The Originators, Trust Depositor and Trust intend and agree that
(i) the transfer of the Contract Assets to the Trust Depositor and the transfer of the Trust Assets to the Trust are intended to be a sale, conveyance and transfer of ownership of the Contract Assets and Trust Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Contract Assets shall not be part of the applicable Originator's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originators shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Contract Assets or Trust Assets respectively and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

                    If any such transfer of the Contract Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that such transfer of the Contract Assets is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign to the Trust (1) all or a portion of the Contract Assets pledged to Trust Depositor by the Originators and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Originators, and without further notice to or acknowledgment from the Originators. The Originators waive, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by this Agreement.

         SECTION 2.02. CONDITIONS TO TRANSFER OF TRUST ASSETS TO TRUST. On or before the Closing Date, the Originators or the Trust Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

                  (i) A certificate of an officer of each respective Originator substantially in the form of EXHIBITS C-1 AND C-2 hereto;

                  (ii) Opinions of counsel for the Originators and the Trust Depositor substantially in the form of EXHIBITS D hereto (and including as an addressee thereof each Rating Agency);

                  (iii) Copies of resolutions of the Board of Directors of the respective Originator or of the Executive Committee of the Board of Directors of the respective Originator approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the respective Originator;

                  (iv) Officially certified recent evidence of due incorporation and good standing of the Originators under the laws of Delaware;

                  (v) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an Assignment substantially in the form of EXHIBIT A (along with the delivery of any instruments as required under Section
         2.06 below);

                  (vi) A certificate of an officer of the Trust Depositor substantially in the form of EXHIBIT B hereto;

                  (vii) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Originators and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform;

                  (viii) Copies of resolutions of the Board of Directors of the Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of the Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Servicer and the Trust Depositor;

                  (ix) Officially certified, recent evidence of due incorporation and good standing of the Trust Depositor under the laws of Delaware;

                  (x) Evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by each Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with appropriate officer in the UCC Filing Locations of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Trust Assets as collateral; and evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Collateral, as collateral;

                  (xi) An Officer's Certificate listing the Servicer's Servicing Officers;

                  (xii) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts after the Initial Cutoff Date to the date two days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                  (xiii) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust Depositor;

                  (xiv) A fully executed Trust Agreement;

                  (xv) A fully executed Administration Agreement;

                  (xvi) A fully executed Indenture; and

                  (xvii) An opinion of Winston & Strawn to the effect that (i) for federal income tax purposes, the Class A Notes, Class B Notes, Class C Notes and Class D Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation, and (ii) for State of Illinois income tax purposes, the characterization of the Trust will correspond to its characterization for federal income tax purposes.

         SECTION 2.03. ACCEPTANCE BY OWNER TRUSTEE. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Trust shall issue to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Trust shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

         SECTION 2.04. CONVEYANCE OF SUBSTITUTE CONTRACTS.

         (a) CONVEYANCE OF SUBSTITUTE CONTRACTS TO THE TRUST DEPOSITOR. Subject to Section 2.01(d) above and the satisfaction of the conditions set forth in paragraph (c) below, the Originators may at their option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as EXHIBIT M hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through payment by exchange of one or more related Contracts released by the Trust to the Trust Depositor on the Subsequent Transfer Date all the right, title and interest of the Originators in and to (the property in clauses (i) - (vi) below, upon such transfer, becoming part of the "CONTRACT ASSETS")):

                  (i) the Substitute Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Substitute Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Subsequent Cutoff Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Originator and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract; and

                  (vi) all income from and proceeds of the foregoing;

PROVIDED, that such Contract Assets shall in no case include any Residual Investment.

         (b) CONVEYANCE OF SUBSTITUTE CONTRACTS TO THE TRUST. Subject to Section 2.01(d) above and the conditions set forth in paragraph (c) below, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Substitute Contracts purchased pursuant to Section 2.04(a) above, and (ii) all other rights and property interests consisting of Contract Assets related to such Substitute Contracts (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the "TRUST ASSETS").

         (c) The Originators and Trust Depositor shall transfer to the Trust the Substitute Contracts and the other property and rights related thereto described in paragraphs (a), in the case of the Originators, or (b), in the case of the Trust Depositor, above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originators jointly and severally, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                  (i) The Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein;

                  (ii) there shall have occurred, with respect to each such Substitute Contract, a corresponding Substitution Event with respect to one or more Contracts then in the Contracts Pool;

                  (iii) the Substitute Contract(s) being conveyed to the Trust, satisfy the Substitute Contract Transfer Conditions;

                  (iv) the applicable Originator shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of EXHIBIT M hereto (the

         "SUBSEQUENT PURCHASE AGREEMENT"), which shall include a Subsequent List of Contracts listing the Substitute Contracts;

                  (v) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of EXHIBIT L hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Contracts listing the Substitute Contracts;

                  (vi) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all Collections received with respect to the Substitute Contracts on or after the related Subsequent Cutoff Date;

                  (vii) as of each Subsequent Transfer Date, neither the Originators nor the Trust Depositor were insolvent nor will any of them have been made insolvent by such transfer nor are any of them aware of any pending insolvency;

                  (viii) no selection procedures believed by the Originators or the Trust Depositor to be adverse to the interests of the Noteholders or Certificateholder shall have been utilized in selecting the Substitute Contracts;

                  (ix) each of the representations and warranties made by the Originators pursuant to Sections 3.01, 3.02, 3.03, 3.04, and 3.05 applicable to the Substitute Contracts shall be true and correct as of the related Subsequent Transfer Date, and the Originators shall have performed all obligations to be performed by them hereunder on or prior to such Subsequent Transfer Date; and

                  (x) the applicable Originator shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Disk that ownership of the Substitute Contracts identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement have been sold to the Trust through the Trust Depositor pursuant to this Agreement.

         SECTION 2.05. Release of Released Amounts. (a) The Indenture Trustee hereby agrees to release to the Trust from the Trust Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Released Amounts immediately upon identification thereof, which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust, PROVIDED that the Indenture Trustee or Owner Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested by the Trust Depositor. Upon such release, such Released Amounts shall not constitute and shall not be included in the Trust Assets.

         (b) Immediately upon the release to the Trust Depositor by the Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originators such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, PROVIDED, that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Originators.

         SECTION 2.06. Delivery of Instruments. (a) The Originators and the Trust Depositor shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of chattel paper (within the meaning of such Article 9), which evidence any Contract to the Owner Trust on behalf of the Trust on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each case indorsed in blank without recourse. Pursuant to Section 3.05 of the Indenture, the Trust is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Trust hereby authorizes and directs the Originators and the Trust Depositor to deliver possession of any such instruments to the Indenture Trustee on behalf of and for the account of the Trust, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this
Section 2.06. The Originators and the Trust Depositor shall also identify on the List of Contracts (including any deemed amendment thereof associated with any Substitute Contracts), whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Originators jointly and severally make, and upon execution of each Subsequent Purchase Agreement are jointly and severally deemed to make, the following representations and warranties, on which Trust Depositor will rely in conveying the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originators for the benefit of the Trust.

         Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contracts to the Trust. The repurchase obligation or substitution obligation of the Originators set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originators set forth in Sections 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Originators shall not be deemed to be remaking any of the representations set forth in Section 3.03 or 3.05 on a Subsequent Transfer Date with respect to the Substitute Contracts, as such representations relate solely to the composition of the Initial Contracts conveyed on the Closing Date, PROVIDED, that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Contract.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATORS. By its execution of this Agreement and each Subsequent Purchase Agreement, each Originator jointly and severally represents and warrants that:

         (a) ORGANIZATION AND GOOD STANDING. Each Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Each Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of each Originator or Trust Depositor. Each Originator is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if such Originator is to be the Servicer) service the Contracts in accordance with the terms of this Agreement.

         (b) AUTHORIZATION; BINDING OBLIGATION. Each Originator has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the respective Originator is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the respective Originator is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the respective Originator is a party. This Agreement and the other Transaction Documents to which the respective Originator is a party constitute the legal, valid and binding obligation of each Originator are enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. Each Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the respective Originator is a party.

         (d) NO VIOLATIONS. Each Originator's execution, delivery and performance of this Agreement and the other Transaction Documents to which the respective Originator is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the respective Originator, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the respective Originator is a party or by which the respective Originator or any of the Originator's properties may be bound.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of an Originator threatened, against an Originator or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the respective Originator is a party which, if adversely determined, would in the opinion of the respective Originator have a material adverse effect on the business, properties, assets or condition (financial or other) of such Originator or the transactions contemplated by this Agreement or any other Transaction Document to which the respective Originator is a party.

         (f) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. Each Originator's sole place of business or chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 11.01 below, and each location where a Originator maintains custody of Contract Files is reflected in the definition of UCC Filing Location or has otherwise been disclosed with all necessary actions taken in accordance with Section 4.03 hereof. Each Originator has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of each of the Originators is as set forth in this Agreement and within the five years preceding the Closing Date neither of the Originators has used, and neither of the Originators currently does use, any trade names, fictitious names, assumed names, or "doing business as" names.

         (g) NO BULK SALES. The execution, delivery and performance of this Agreement by the Originators does not require compliance with any "bulk sales" laws by the Originators.

         (h) SOLVENCY. Each Originator on the date of and after giving effect to the transfer of the Contracts to the Trust Depositor was Solvent.

         (i) USE OF PROCEEDS. No proceeds of the sale of any Initial Contract or Substitute Contract hereunder received by any Originator will be used by such Originator to purchase or carry any "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         (j) NOT AN INVESTMENT COMPANY. Neither Originator is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or such Originator is exempt from all provisions of such Act).

         (k) TAXES. To the best of each Originator's knowledge, (i) each Originator has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from such Originator or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

         (l) SALE TREATMENT. Each Originator has treated the transfer of Contract Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

         (m) MARKING OF FILES. Each Originator has, at its own expense, prior to the Closing Date, indicated in its Computer Disk that ownership of the Contracts transferred by it to the Trust Depositor and such Contracts have been identified on the List of Contracts as having been sold to the Trust Depositor.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND AS TO CERTAIN CONTRACTS IN THE AGGREGATE. Each Originator jointly and severally represents and warrants (x) with respect to subsections (a)-(c) below, as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Contract, and (y) with respect to subsections (d)-(f) below, as to the Contracts Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Contracts (after giving effect to the addition of such Substitute Contracts to the Contracts Pool), that (calculated using the Statistical Discount Rate):

         (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Substitute Contracts on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

         (b) ELIGIBLE CONTRACT. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in this Agreement as of the date of its conveyance hereunder.

         (c) "TRUE LEASES". No Contract constituting a Lease is a "true lease", as distinguished from a financing lease, except that Contracts originated by Vendors constituting not more than [___]% of the Contract Pool may be "true leases". With respect to any Contract constituting a "true lease", appropriate UCC financing statements (including, without limitation, all necessary continuation statements and amendments) have been filed in the appropriate filing offices naming the appropriate Vendor as debtor and covering the related Equipment.

         (d) CONTRACTS SECURED BY FIXTURES. In the Originators' reasonable judgment, not more than [____]% of the ADCB of the Contracts Pool consists of Contracts secured by Equipment constituting fixtures.

         (e) CONTRACTS SECURED BY OTHER REAL PROPERTY. None of the Contracts in the Contracts Pool are secured by real property (exclusive of or in addition to Equipment constituting fixtures).

         (f) CONTRACTS SECURED BY TITLE REGISTRY EQUIPMENT. Not more than [_____]% of the ADCB of the Contracts Pool consists of Contracts secured by Equipment constituting Title Registry Equipment.

         SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS IN THE AGGREGATE. Each Originator jointly and severally represents and warrants, as of the Closing Date, that:

         (a) AMOUNTS. The ADCB of the Contracts as of the Initial Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Certificate on the Closing Date.

         (b) CHARACTERISTICS. The Initial Contracts have the following additional characteristics (calculated using the Statistical Discount Rate): (i) no Contract has a remaining maturity of more than [___]months; (ii) the final Scheduled Payment on the Contract with the latest maturity is not later than [______________; (iii) no Contract was originated after the Initial Cutoff Date; and (iv) not more than [_____]% of the Initial Contracts (as measured by ADCB) provide for Scheduled Payments due on a basis other than monthly.

         SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. Each Originator jointly and severally represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Substitute Contracts), that (i) immediately prior to such date (as applicable), the applicable Originator had possession of each original Contract and the related complete Contract File, and there were no other custodial agreements relating to the same in effect; (ii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (iv) the complete Contract File for each Contract is in the possession of the Servicer.

         SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL CONTRACTS. Each Originator represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contracts Pool as of the Initial Cutoff Date, that (calculated using the Statistical Discount Rate):

                  (i) the ADCB of all End-User Contracts which finance, lease or are related to Software will not exceed [_____]% of the ADCB of the Contracts Pool;

                  (ii) the ADCB of all End-User Contracts with Obligors who comprise the five (5) largest Obligors (measured by ADCB as of the date of determination) does not exceed [_____]% of the ADCB of the Contracts Pool;

                  (iii) the ADCB of all End-User Contracts with Obligors located in a single State of the United States does not exceed [_____]% of the ADCB of the Contracts Pool.

         SECTION 3.06. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) ORIGINATORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 3.02, Section 3.03, Section 3.04 and Section
3.05 are true and correct.

         (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

         (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

         (g) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

         (h) SOLVENCY. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets hereunder, is Solvent on and as of the date thereof.

         (i) TAXES. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (j) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section
13.04 below. The Trust Depositor has not changed its name, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Substitute Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

         SECTION 3.07. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.

         (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

         (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the reasonable judgment of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

         (f) YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the Year 2000 of the Servicer's computer systems will be completed prior to the Year 2000.

                                   ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS;

         SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders, the Certificateholder, the Indenture Trustee, and the Owner Trustee as the owner thereof.

         (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the UCC Filing Locations as shall from time to time be identified to the Trustees by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to Section 4.01(a) above and this Section 4.01(b) the Trustees shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

         (c) As custodian, the Servicer shall have and perform the following powers and duties:

                  (i) hold the Contract Files on behalf of the Noteholders and the Certificateholder and the Owner Trustee and the Indenture Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Owner Trustee and the Indenture Trustee annually that it continues to maintain possession of such Contract Files;

                  (ii) implement or maintain policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

                  (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Noteholders and the Certificateholder, the Owner Trustee and the Indenture Trustee;

                  (iv) at all times maintain the original of each fully executed Contract and store such original Contract in a fireproof vault;

                  (v) stamp each Contract or Contract File containing the executed original of such Contract, as of the Closing Date (or Subsequent Transfer Date, as the case may be), with a legend in the form attached hereto as EXHIBIT K; and

                  (vi) within 30 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Substitute Contracts, need be only of the Contract Files related to such Substitute Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any.

         (d) In performing its duties under this Section 4.01, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts for the financing of Financed Items owned and/or serviced by it, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of such Financed Items. The Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06. The Servicer agrees to indemnify the Noteholders, the Certificateholder, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Noteholders, the Certificateholder, the Owner Trustee and the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files or any other action or omission of the Servicer in the performance of its duties and obligations as Servicer hereunder; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Noteholder, Certificateholder, the Owner Trustee or the Indenture Trustee. The Trustees shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         SECTION 4.02. FILING. On or prior to the Closing Date, the Originators, Trust Depositor and Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(x) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, none of the Originators, the Servicer and the Trust Depositor shall change its name, identity or structure or relocate its chief executive office, or relocate or establish a new location where Contract Files are maintained, without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

         (b) If any change in either the Servicer's, an Originator's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Contract Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer and/or the applicable Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Assets and the proceeds thereof. In addition, neither any Originator, the Servicer nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC), or the locations in which Contract Files are maintained, from the locations specified in Section
13.04 below or the UCC Filing Locations unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Assets. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an opinion of counsel reasonably acceptable to the Owner Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the Trust Corpus have been filed, and reciting the details of such filing.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, each Originator will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto and the security interests provided for in the Indenture).

         SECTION 4.06. SALE TREATMENT. The Trust Depositor shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Trust Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii).

         SECTION 4.07. SEPARATENESS FROM TRUST DEPOSITOR. Each Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Winston & Strawn

(including any certificates of such Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                    ARTICLE V

                             SERVICING OF CONTRACTS

         SECTION 5.01. APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY FOR CONTRACT ADMINISTRATION. HFI is hereby appointed as Servicer and custodian (as contemplated in Article IV hereof) pursuant to this Agreement. HFI accepts the appointment and agrees to act as the Servicer and custodian pursuant to this Agreement.

The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Servicer Transfer may be effected under Article VIII.

         SECTION 5.02. GENERAL DUTIES. The Servicer will service, administer and enforce the Contracts in the Contracts Pool on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will manage, service, administer, and make collections on the Contracts in the Contracts Pool with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors regarding the Contracts in the Contracts Pool, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with Article Nine hereof, making Servicer Advances, and using its best efforts to maintain the perfected first priority security interest of the Indenture Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration, and collection that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract pursuant to Section 5.15 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Contract in the Contracts Pool, the Trust will be deemed to have automatically assigned such Contract to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust, pursuant to this Section 5.02, to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Owner Trustee will, at the Servicer's expense and direction, take steps on behalf of the Trust to enforce the Contract, including bringing suit in the Trust's name.

         SECTION 5.03. CONSENT TO ASSIGNMENT OR REPLACEMENT. At the request of an Obligor, the Servicer may in its sole discretion consent to the assignment of the related Contract or the sublease of a unit of the Equipment relating to a Contract, so long as such Obligor remains liable for all of its obligations under such Contract. Upon the request of any Obligor, the Servicer may, in its sole discretion, provide for the substitution or replacement of any unit of Equipment for a substantially similar unit of Equipment, so long as such Obligor remains liable for all of its obligations under such Contract.

         SECTION 5.04. DISPOSITION UPON TERMINATION OF CONTRACT. Upon the termination of a Contract included in the Contracts Pool as a result of a default by the Obligor thereunder, and upon any such Contract becoming a Defaulted Contract, the Servicer will use commercially reasonable efforts to dispose of any related Equipment. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment by purchasing such Equipment or by selling such Equipment to any of its Affiliates for a purchase price equal to the fair market value thereof. The Servicer will deposit any Prepayments in accordance with Section 7.01.

         SECTION 5.05. SUBSERVICERS. The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; PROVIDED that the Servicer shall remain obligated and be liable to the Trust for servicing and administering the Contracts in the Contracts Pool in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Contracts. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Owner Trustee, the Trust, the Indenture Trustee nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer.

         SECTION 5.06. FURTHER ASSURANCE. The Owner Trustee and the Indenture Trustee will furnish the Servicer, and the Servicer will furnish any subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement.

         SECTION 5.07. NOTICE TO OBLIGORS. The Servicer will not be required to notify any Obligor that such Obligor's Contract or related Equipment, or any security interest in such Contract or such Equipment, has been sold, transferred, assigned, or conveyed pursuant to this Agreement; PROVIDED that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Contract is changed, the Successor Servicer must give each related

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Obligor prompt written notice of the appointment of the Successor Servicer and the place to which such Obligor should make payments pursuant to each such Contract.

         SECTION 5.08. COLLECTION EFFORTS; MODIFICATION OF CONTRACTS.

         (a) The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Contracts Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable contracts that it services for itself or others.

         (b) The Servicer may, subject to Sections 5.09 and 5.10, at the request of an Obligor and at the Servicer's option, waive, modify or otherwise vary any other provision of a Contract in accordance with its customary and usual practices; PROVIDED, that no such waiver, modification or variance shall (except as provided in Sections 5.09, 5.10 and 5.15), without the consent of each Rating Agency,

                  (i) have the effect of accelerating, delaying or extending the date for or the amount of any payment of Scheduled Payments with respect to such Contract;

                  (ii) be inconsistent with the servicing standards set forth in
         Section 5.02; or

                  (iii) have a material adverse effect on the interests of any of the Trust, the Trustees or the Securityholders.

Notwithstanding the foregoing, to the extent consistent with the Servicer's past practices, the Servicer may on only one occasion with respect to any Contract, permit a deferment of not more than three consecutive Scheduled Payments (collectively, a "SKIPPED PAYMENT") under such Contract to the end of the term of such Contract so long as, as of the Date of Processing for such Skipped Payment (i) the sum of the Discounted Contract Balances of all Contracts with respect to which there have been effected Skipped Payment modifications since the Initial Cutoff Date does not exceed 5% of the ADCB for the Contracts Pool as of the Initial Cutoff Date, and (ii) such Skipped Payment is not deferred to a date after [______________]. Additionally, notwithstanding the foregoing, the Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Contracts Pool.

         SECTION 5.09. PREPAID CONTRACT.

         (a) The Servicer may, at its option and in accordance with its customary and usual practices, agree to permit a Contract in the Contracts Pool that is not otherwise contractually prepayable by its terms to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty Loss); PROVIDED, that the Servicer will not permit the early termination or full prepayment of such a Contract unless (i) such early termination or full prepayment would not result in the Trust receiving an amount (the "PREPAYMENT AMOUNT") less than the sum of (A) the Discounted Contract Balance on the date of such prepayment plus

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


any accrued and unpaid interest payments thereon (at the Discount Rate) and
(B) any outstanding Servicer Advances thereon, or (ii) if such early termination or full prepayment would result in the Trust receiving a Prepayment Amount less than the amount set forth in clause (i), either the Vendor or the Originators shall have agreed to pay the Trust the difference between the Prepayment Amount actually paid and the amount set forth in clause (i) (such payment by the Vendor or Originator also to be considered a "PREPAYMENT AMOUNT"). At the option of the Originators, the Servicer may use the Prepayment Amount to purchase a Substitute Contract for such Prepaid Contract from the Originators.

         (b) The Servicer may, at its option, permit an Obligor to prepay a Contract in an amount less than the Required Prepayment Amount only if the Originator of such Contract pays to the Trust an amount equal to the difference between the Required Prepayment Amount and the amount paid by such Obligor. With respect to a Contract, the "REQUIRED PREPAYMENT AMOUNT" is such Contract's Discounted Contract Balance plus accrued and unpaid interest rate at the Discount Rate.

         SECTION 5.10. ACCELERATION. The Servicer, in its sole discretion, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Contract in the Contracts Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); PROVIDED that the Servicer is required to accelerate the Scheduled Payments due under any Contract in the Contracts Pool (and take other action in accordance with the applicable Originator's past practice, including repossessing or otherwise converting the related Equipment, to realize upon the value of such Contract and the related Equipment) to the fullest extent permitted by the terms of such Contract, promptly after such Contract becomes a Defaulted Contract.

         SECTION 5.11. TAXES AND OTHER AMOUNTS. To the extent provided for in any Contract in the Contracts Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts or the Equipment and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

         SECTION 5.12. [Reserved].

         SECTION 5.13. REMITTANCES. The Servicer will service all Collections in accordance with Section 7.01 hereof.

         SECTION 5.14. SERVICER ADVANCES. For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Contracts Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer is required to make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof), to the extent that in its sole discretion it determines that it can recoup such amount from subsequent Collections under the related Contract. Notwithstanding the foregoing, any Successor Servicer that is not HFI or an Affiliate of HFI appointed in accordance with Section 8.03 hereof shall not be required to

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


make any Servicer Advances. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Chicago time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Sections 7.05(a) and 7.05(b).

         SECTION 5.15. REALIZATION UPON DEFAULTED CONTRACT. The Servicer will use its best efforts consistent with its customary and usual practices and procedures in its servicing of contracts to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Contract and will act as sales and processing agent for Equipment or Applicable Security which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment or Applicable Security, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment or Applicable Security at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment or Applicable Security to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. In any case in which any such Equipment or Applicable Security has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment or Applicable Security unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Equipment or Applicable Security relating to a Defaulted Contract in accordance with Section 7.01 net of any amounts payable to a Vendor.

         SECTION 5.16. MAINTENANCE OF INSURANCE POLICIES. The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract in the Contracts Pool; PROVIDED that the Servicer, in accordance with its customary servicing procedures, may allow Obligors to self-insure. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in the Contracts Pool in amounts and against risks customarily insured against by the Obligor on equipment owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trust, the Indenture Trustee and the Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's Insurance Policies with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment, will name the Indenture Trustee as an insured thereunder and will contain a breach of warranty clause.

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         SECTION 5.17. OTHER SERVICER COVENANTS. The Servicer hereby covenants that:

         (a) CONTRACT FILES. The Servicer will, at its own cost and expense, maintain all Contract Files in accordance with its customary procedures. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

         (b) COMPLIANCE WITH LAW. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Contracts Pool and related Equipment and Contract Files or any part thereof; PROVIDED that the Servicer may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Trust on behalf of the Holders or the Indenture Trustee on behalf of the Noteholders, with respect to) the Trust Assets.

         (c) OBLIGATIONS WITH RESPECT TO CONTRACTS; MODIFICATIONS. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Trust Depositor to be fulfilled or complied with under or in connection with each Contract in the Contracts Pool and will do nothing to impair the rights of the Indenture Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Contracts in the Contracts Pool and will not change or modify the Contracts, except as otherwise provided herein and except insofar as any such failure to perform, change or modify would not materially and adversely affect the value of (or the rights of the Trust, on behalf of the Holders, or the Indenture Trustee, on behalf of the Noteholders, with respect to) the Contracts or the related Equipment.

         (d) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, the Servicer will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.17(d) will survive the termination of this Agreement.

         (e) LOCATION OF CONTRACT FILES. The Contract Files shall remain at all times in the possession of the Servicer.

         SECTION 5.18. SERVICING COMPENSATION. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 5.19, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust (with respect to each Collection Period, the "SERVICING FEE") equal to one-twelfth of the product of (A) the Servicing Fee Percentage and (B) the ADCB of the Contracts Pool as of the first day of such Collection Period.

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

         SECTION 5.19. PAYMENT OF CERTAIN EXPENSES BY SERVICER. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Owner Trustee, the Indenture Trustee, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Trust Depositor, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section
5.15. The Servicer will be required to pay all reasonable fees and expenses owing to the Owner Trustee or the Indenture Trustee in connection with the maintenance of the Trust Accounts. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

         SECTION 5.20. RECORDS. The Servicer shall, during the period it is Servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

         SECTION 5.21. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents, and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to
Article IX and compliance with the standards represented to exist as to each Contract in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Securityholders.

         SECTION 5.22. TRUSTEES TO COOPERATE IN RELEASES. At the same time as
(i) any Lease in the Contracts Pool becomes an Expired Lease and the Equipment related to such Lease is sold, (ii) any Contract becomes a Prepaid Contract and in connection therewith the Equipment related to such Prepaid Contract is sold, or (iii) the Servicer substitutes or replaces any unit of Equipment as contemplated in Section 5.03, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee, on behalf of the Noteholders, will to the extent requested by the Servicer release the Trust's interest in the Equipment relating to such Expired Lease or Prepaid Contract or such substituted or replaced Equipment, as the case may be; PROVIDED that such release will not constitute a release of the Trust's interest in the proceeds of such sale (other than with respect to Equipment that is replaced pursuant to Section 5.03). In connection with any sale of such Equipment, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request in order to effect such release and transfer; PROVIDED that neither the Owner Trustee nor the Indenture Trustee will make any representation or warranty, express or implied, with respect to any such Equipment in connection with such sale or transfer and assignment. Nothing in this Section 5.22 shall diminish the Servicer's obligations pursuant to Section 7.01 with respect to the proceeds of any such sale.

                                   ARTICLE VI

                        COVENANTS OF THE TRUST DEPOSITOR

         SECTION 6.01. CORPORATE EXISTENCE. During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

         SECTION 6.02. CONTRACTS NOT TO BE EVIDENCED BY PROMISSORY NOTES. The Trust Depositor will take no action to cause any Contract not originally evidenced by an instrument as described in Section 2.06 hereof, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Contract.

         SECTION 6.03. SECURITY INTERESTS. The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Contracts Pool or related Equipment, whether now existing or hereafter transferred to the Trust, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Contract in the Contracts Pool or related Equipment; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Contracts in the Contracts Pool and the related Equipment, against all claims of third parties; PROVIDED, HOWEVER, that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Contracts in the Contracts Pool or any related Equipment.

         SECTION 6.04. DELIVERY OF COLLECTIONS. The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two Business Days following the Date of Processing) all Collections received by the Trust Depositor in respect of the Contracts in the Contracts Pool, for application in accordance with Section 7.01.

         SECTION 6.05. REGULATORY FILINGS. The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that

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


Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

         SECTION 6.06. COMPLIANCE WITH LAW. Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to Trust Depositor.

         SECTION 6.07. ACTIVITIES. The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; PROVIDED, HOWEVER, that the Trust Depositor may purchase and sell (or grant Liens in respect of) assets similar to the Contract Assets to other Persons in securitization or other non-recourse financing transactions involving the Originators or any of their Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Originators or their Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents.

         SECTION 6.08. INDEBTEDNESS. The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

         SECTION 6.09. GUARANTEES. The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in Section 6.07.

         SECTION 6.10. INVESTMENTS. The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Contracts from the Originators, or (ii) for investments in Eligible Investments in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Trust.

         SECTION 6.11. MERGER; SALES. The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

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


         SECTION 6.12. DISTRIBUTIONS. The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay dividends on its capital stock.

         SECTION 6.13. OTHER AGREEMENTS. The Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by
Section 6.07; nor shall it amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer except in accordance with the Transaction Documents.

         SECTION 6.14. SEPARATE CORPORATE EXISTENCE. The Trust Depositor shall:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than corporate uses of the Trust Depositor.

                  (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                  (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

                  (iv) To the extent that the Trust Depositor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

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


                  (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (vi) Take or refrain from taking, as applicable, each of the activities specified in the "substantive consolidation" opinion of Winston & Strawn, delivered on the Closing Date, upon which the conclusions expressed therein are based.

         SECTION 6.15. LOCATION; RECORDS. The Trust Depositor (x) shall not move outside the State of Illinois, the location of its chief executive office, without 45 days' prior written notice to the Owner Trustee and the Indenture Trustee and (y) shall not move or permit the Servicer to move the location of the Contract Files from the location(s) thereof on the Closing Date, without 45 days' prior written notice to the Owner Trustee and the Indenture Trustee and
(z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Indenture Trustee in all Contracts in the Contracts Pool. The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the State of Illinois of the location of its chief executive office.

         SECTION 6.16. LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

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

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee, or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Trust Depositor were a general partner; PROVIDED, HOWEVER, that the Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Certificate or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Trust Depositor under this paragraph shall be evidenced by the Certificate described in the Trust Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of the Trust Depositor's or Trust's violation of federal or state securities laws in connection with the offering and sale of the Notes.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.

         SECTION 6.17. BANKRUPTCY LIMITATIONS. The Trust Depositor shall not, without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent directors) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in

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furtherance of the actions set forth in clauses (A) through (F) above;
PROVIDED, HOWEVER, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

         SECTION 6.18. LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.19. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

                                   ARTICLE VII

             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

         SECTION 7.01. TRUST ACCOUNTS; COLLECTIONS. (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account, Note Distribution Account and Reserve Fund, each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, respectively. The Servicer and Indenture Trustee are hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this Section 7.01(a) are established ceases to be a Qualified Institution, the Servicer or the Indenture Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice of such event.

         (b) The Servicer shall deposit or cause to be deposited, without deposit into any intervening account, into the Collection Account as promptly as practical after the Date of Processing (but in any case not later than the second Business Day following the Date of Processing thereof, and in all events not later than five Business Days following actual receipt of such remittance by the Servicer), all Collections on deposit with the Servicer in the form of available funds, and all Collections otherwise received by the Servicer.

         (c) Notwithstanding Section 7.01(b), the Servicer shall deposit or cause to be deposited, on the Closing Date and on each Subsequent Transfer Date thereafter, in immediately available funds into the Collection Account, all Collections received after the applicable Cutoff

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Date and through and including the date two days preceding the Closing Date or Subsequent Transfer Date, as the case may be, in respect of Contracts being transferred to the Trust on such date.

         (d) Notwithstanding Sections 7.01(b) and (c), the Servicer shall not be required to deposit or cause to be deposited Collections on any Contracts in the Contracts Pool on which (and to the extent that) the Servicer has previously made a Servicer Advance which has not been reimbursed, which amounts the Servicer may retain (as reimbursement of such Servicer Advance).

         (e) Notwithstanding Sections 7.01(b) and (c), if (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Contract Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         SECTION 7.02. RESERVE FUND DEPOSIT. On the Closing Date, the Owner Trustee, on behalf of the Trust Depositor, shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

         SECTION 7.03. TRUST ACCOUNT PROCEDURES. If the Servicer so directs, in writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in such written direction that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 7.03. All Investment Earnings on investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to
Section 7.01 and distributed on the next Distribution Date pursuant to Section
7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement. In the absence of timely written direction from the

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Servicer, the Indenture Trustee shall invest amounts in the Trust Accounts in
Qualified Eligible Investments of the type specified in clause (vi) of the definition of Eligible Investments herein.

         SECTION 7.04. SECURITYHOLDER DISTRIBUTIONS. (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least ten days prior to such Distribution Date.

         (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Noteholders and Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholder.

         SECTION 7.05. ALLOCATIONS AND DISTRIBUTIONS.

         (a) ALLOCATIONS AND DISTRIBUTIONS PRIOR TO AN EVENT OF DEFAULT. On each Determination Date prior to an Event of Default, the Servicer, pursuant to written monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such written instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                  (i) pay to the Servicer, the amount of any Unreimbursed Servicer Advance;

                  (ii) pay to the Servicer, if the Servicer is no longer HFI or an Affiliate of HFI, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

                  (iii) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available
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         Amounts shall be allocated to each Holder of a Class A Note
         PRO RATA based upon the outstanding Principal Amount thereof;

                  (iv) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to each Class B Noteholder PRO RATA based on the outstanding Principal Amount thereof;

                  (v) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class C Noteholder PRO RATA based on the outstanding Principal Amount thereof;

                  (vi) pay to the Indenture Trustee on behalf of the Class D Noteholders an amount equal to interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class D Noteholder PRO RATA based on the outstanding principal amount thereof;

                  (vii) pay to the Indenture Trustee on behalf of the Class E Noteholders an amount equal to interest accrued thereon at the Class E Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class E Noteholder PRO RATA based on the outstanding principal amount thereof;

                  (viii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Class A Principal Payment Amount for such Distribution Date; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note PRO RATA based on the outstanding principal amount thereof;

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


                  (ix) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders, (A) $0 prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes is reduced to $0; (B) on each subsequent Distribution Date until the Principal Amount of the Class A-2 Notes is reduced to $0, the Class A Principal Payment Amount less the amount needed to reduce the Principal Amount of the Class A-1 Notes to $0; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-2 Note PRO RATA based on the outstanding principal amount thereof;

                  (x) pay to the Indenture Trustee, on behalf of the Class A-3 Noteholders, (A) $0 prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is reduced to $0 and (B) on each subsequent Distribution Date until the Principal Amount of the Class A-3 Notes is reduced to $0, the Class A Principal Payment Amount less the amount needed to reduce the Principal Amount of the Class A-1 Notes and Class A-2 Notes to $0; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-3 Note PRO RATA based on the outstanding principal amount thereof;

                  (xi) pay to the Indenture Trustee, on behalf of the Class A-4 Noteholders, (A) $0 prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is reduced to $0 and (B) on each subsequent Distribution Date until the Principal Amount of the Class A-4 Notes is reduced to $0, the Class A Principal Payment Amount less the amount needed to reduce the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes to $0; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-4 Note PRO RATA based on the outstanding principal amount thereof;

                  (xii) pay to the Indenture Trustee, on behalf of the Class B Noteholders, on each Distribution Date until the Principal Amount of the Class B Notes is reduced to $0, the Class B Principal Payment Amount; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note PRO RATA based on the outstanding principal amount thereof;

                  (xiii) pay to the Indenture Trustee, on behalf of the Class C Noteholders, on each Distribution Date until the Principal Amount of the Class C Notes is reduced to $0, the Class C Principal Payment Amount; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note PRO RATA based on the outstanding principal amount thereof;

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


                  (xiv) pay to the Indenture Trustee, on behalf of the Class D Noteholders, on each Distribution Date until the Principal Amount of the Class D Notes is reduced to $0, the Class D Principal Payment Amount; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class D Note PRO RATA based on the outstanding principal amount thereof;

                  (xv) pay to the Indenture Trustee, on behalf of the Class E Noteholders, on each Distribution Date until the Principal Amount of the Class E Notes is reduced to $0, the Class E Principal Payment Amount; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class E Note PRO RATA based on the outstanding principal amount thereof;

                  (xvi) pay to the Indenture Trustee,

                           (A) on behalf of the Class A-1 Noteholders, the
                  Additional Principal, if any, on each Distribution Date until the Principal Amount of the Class A-1 Notes is reduced to $0;

                           (B) on behalf of the Class A-2 Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes to $0, on subsequent Distribution Dates, until the Principal Amount of the Class A-2 Notes is reduced to $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-2 Notes to $0, then such excess shall be paid to the Class A-3 Noteholders;

                           (C) on behalf of the Class A-3 Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes and Class A-2 Notes to $0, on subsequent Distribution Dates, until the Principal Amount of the Class A-3 Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-3 Notes to $0, then such excess shall be paid to the Class A-4 Noteholders;

                           (D) on behalf of the Class A-4 Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes, Class A-2 Notes

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


                  and Class A-3 Notes to $0, on subsequent Distribution Dates, until the Principal Amount of the Class A-4 Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-4 Notes to $0, then such excess shall be paid to the Class B Noteholders;

                           (E) on behalf of the Class B Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes to $0, on subsequent Distribution Dates, until the Principal Amount of the Class B Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class B Notes to $0, then such excess shall be paid to the Class C Noteholders;

                           (F) on behalf of the Class C Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes to $0, on subsequent Distribution Dates, until the Principal Amount of the Class C Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class C Notes to $0, then such excess shall be paid to the Class D Noteholders;

                           (G) on behalf of the Class D Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes to $0, on subsequent Distribution Date until the Principal Amount of the Class D Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class D Notes to $0, then such excess shall be paid to the Class E Noteholders;

                           (H) on behalf of the Class E Noteholders, (1) $0
                  prior to the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes is reduced to $0 and (2) on each subsequent Distribution Date, the excess of Additional Principal, if any, over the amount needed to reduce the

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                  Principal Amount of the Class A-1 Notes, Class A-2 Notes,
                  Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes to $0, on subsequent Distribution Dates until the Principal Amount of the Class E Notes is $0; PROVIDED, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class E Notes to $0, then such excess shall be paid as provided in paragraphs (xvii) - (xix) below;

                  (xvii) pay to the Servicer, if the Servicer is HFI or an Affiliate of HFI, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

                  (xviii) pay to the Indenture Trustee, for deposit into the Reserve Fund, such remaining Available Amounts up to such amount as may be required to cause the amounts on deposit in the Reserve Fund to equal the Reserve Fund Amount; and

                  (xix) pay any remaining Available Amounts to the Holder of the Certificate.

         Prior to the occurrence of an Event of Default, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(a)(ii)-(vii) above, amounts held in the Reserve Fund shall be withdrawn in order for any of such payments or allocations to be made and such amounts will be considered as Available Amounts for such purpose only. Upon full payment of the amounts described in Section 7.05(a)(ii)-(vii), if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(a)(viii)-(xvi), amounts held in the Reserve Fund in excess of the Reserve Fund Amount shall be withdrawn in order for any of such payments or allocations to be made and such amounts will be considered as Available Amounts for such purpose only.

         (b) ALLOCATIONS AND PAYMENTS AFTER AN EVENT OF DEFAULT. On each Determination Date after the occurrence and during the continuance of an Event of Default, the Servicer, pursuant to monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                  (i) pay to the Indenture Trustee the amount of any unpaid fees and expenses to which the Indenture Trustee is entitled under the Indenture; and pay to the Owner Trustee the amount of any unpaid fees and expenses to which the Owner Trustee is entitled under Section 8.01 of the Trust Agreement.

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


                  (ii) pay to the Servicer, if the Servicer is no longer HFI or an affiliate of HFI, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

                  (iii) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to each Holder of a Class A Note PRO RATA based upon the outstanding Principal Amount thereof;

                  (iv) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to each Class B Noteholder PRO RATA based on the outstanding Principal Amount thereof;

                  (v) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class C Noteholder PRO RATA based on the outstanding Principal Amount thereof;

                  (vi) pay to the Indenture Trustee on behalf of the Class D Noteholders, an amount equal to the interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class D Noteholder PRO RATA based on the outstanding principal amount thereof;

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                  (vii) pay to the Indenture Trustee on behalf of the Class E
         Noteholders, an amount equal to the interest accrued thereon at the Class E Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class E Noteholder PRO RATA based on the outstanding principal amount thereof;

                  (viii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, the Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note PRO RATA based on the outstanding principal amount of each such Class of Notes;

                  (ix) pay to the Indenture Trustee, on behalf of the Class B Noteholders, the Principal Amount of the Class B Notes for such Distribution Date; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note PRO RATA based on the outstanding principal amount thereof;

                  (x) pay to the Indenture Trustee, on behalf of the Class C Noteholders, the Principal Amount of the Class C Notes for such Distribution Date; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note PRO RATA based on the outstanding principal amount thereof;

                  (xi) pay to the Indenture Trustee, on behalf of the Class D Noteholders, the Principal Amount of the Class D Notes for such Distribution Date; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class D Note PRO RATA based on the outstanding principal amount thereof;

                  (xii) pay to the Indenture Trustee, on behalf of the Class E Noteholders, the Principal Amount of the Class E Notes for such Distribution Date; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class E Note PRO RATA based on the outstanding principal amount thereof; and

                  (xiii) pay all other remaining Available Amounts to the Holder of the Certificates.

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         Following the occurrence and during the continuance of an Event of
Default, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(b)(i)-(xii) above, amounts held in the Reserve Fund shall be withdrawn in order for the payments or allocations set forth in Sections 7.05(b)(i)-(xii) to be made and such amounts will be considered as Available Amounts for such purpose only.

                                  ARTICLE VIII

                       SERVICER DEFAULT; SERVICER TRANSFER

         SECTION 8.01. SERVICER DEFAULT. "SERVICER DEFAULT" means the occurrence of any of the following:

         (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Owner Trustee or the Indenture Trustee pursuant to this Agreement on or before the date occurring three Business Days after the date such payment, transfer, deposit, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

         (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Noteholders or Certificateholder, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Noteholders or Certificateholder or the Indenture Trustee on behalf of such Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders or Certificateholder for such period; or

         (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders or Certificateholder and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer and the Owner Trustee by the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders or Certificateholder or by the Indenture Trustee on behalf of Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

         (d) an Insolvency Event shall occur with respect to the Servicer.

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         Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) or (c) for a period of 60 days (in addition to any period provided in (a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrences. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Owner Trustee, the Indenture Trustee and the Trust Depositor prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Servicer Default.

         SECTION 8.02. Servicer Transfer. (a) If a Servicer Default has occurred and is continuing, (x) the Required Holders, or (y) the Indenture Trustee may, by written notice (a "TERMINATION NOTICE") delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions.

         (b) Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "SERVICER TRANSFER"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in such successor (the "SUCCESSOR SERVICER") pursuant to and under this Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

         SECTION 8.03. APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE; SUCCESSOR SERVICER TO ACT . Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until

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the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within 60 days of delivery of a Termination Notice the Indenture Trustee is unable to obtain any bids from eligible servicers and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Originators, the right to accept retransfer of all the Trust Assets, and such parties may accept retransfer of such Trust Assets in consideration of the Trust Depositor's delivery to the Collection Account on or prior to the next upcoming Distribution Date of a sum equal to the Aggregate Principal Amount of all Securities (other than the Certificates) then outstanding, together with accrued and unpaid interest thereon through such date of deposit (provided, that the Indenture Trustee, if so directed by the Required Holders, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Trustee or Required Holders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Originators).

         In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the then Servicer has ceased to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the foregoing, if the Indenture Trustee is legally unable or prohibited from so acting, it shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the servicing of contracts similar to the Contracts as the Successor Servicer hereunder. On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.03 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the monthly Servicing Fee. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder. In addition, it is understood and agreed that if an Event of Default has occurred and a Servicer Transfer is being effected by action of the Indenture Trustee hereunder, any documented expenses reasonably incurred by the Indenture Trustee in connection with effecting such Servicer

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Transfer shall be deemed expenses reimbursable from Available Amounts after an Event of Default pursuant to Section 7.05(b)(i) hereof.

         SECTION 8.04. NOTIFICATION TO SECURITYHOLDERS. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 13.04 hereof and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

         (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 13.04 hereof, and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

         SECTION 8.05. EFFECT OF TRANSFER. (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

         (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

         SECTION 8.06. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Date, (iii) thereafter, as of the last day of the preceding Collection Period on each Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

         SECTION 8.07. SUCCESSOR SERVICER INDEMNIFICATION. The original Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.07 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement.

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         SECTION 8.08. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The
Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

         The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Contract information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

         The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warrant made with respect to any Contract.

         If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.05 concerning delegation of duties to subservicers.

         SECTION 8.09. RATING AGENCY CONDITION FOR SERVICER TRANSFER. Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

                                   ARTICLE IX

                                     REPORTS

         SECTION 9.01. MONTHLY REPORTS. With respect to each Distribution Date and the related Collection Period, the Servicer will provide to each Trustee, the Underwriter and each Rating Agency, on the related Determination Date, a monthly statement (a "MONTHLY REPORT") substantially in the form of EXHIBIT I hereto.

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         SECTION 9.02. OFFICER'S CERTIFICATE. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 9.03. OTHER DATA. In addition, the Servicer shall, upon the request of any Trustees, or any Rating Agency, furnish such Trustee or Rating Agency, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested.

         SECTION 9.04. ANNUAL REPORT OF ACCOUNTANTS.

         (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustees and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 2001 (i) with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a report addressed to the Board of Directors of the Servicer and to the Trustees, to the effect that such firm (A) has reviewed certain documents and records relating to the servicing of the Contracts in the Contracts Pool, and (B) based on such review, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report, and (ii) a report with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Contracts under this Agreement, compared the information contained in the Servicer's certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report (the "ACCOUNTANT'S REPORT") may be obtained by any Securityholder by a request in writing to the Indenture Trustee, in the case of a Noteholder, or to the Owner Trustee, in the case of a Certificateholder, addressed to its respective Corporate Trust Office. In the event such firm of Independent Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         (b) The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

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



         SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees, and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 2001, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement and no Servicer Default has occurred or is continuing, or, if there has been a Servicer Default, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

         SECTION 9.06. ANNUAL SUMMARY STATEMENT. On or prior to January 31 of each year, commencing January 31, 2001, the Servicer shall prepare and provide to each Trustee, and each Rating Agency, a cumulative summary of the information required to be included in the Monthly Reports for the Collection Periods ending during the immediately preceding calendar year.

                                    ARTICLE X

                                   TERMINATION

         SECTION 10.01. SALE OF TRUST ASSETS.

         (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "INSOLVENCY PROCEEDS") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to allocate and apply (after the application on such Distribution Date of Available Amounts and funds on deposit in the Reserve Fund pursuant to Section 7.04) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Amounts being allocated and distributed on such date pursuant to Section 7.04(b).

         (b) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

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                                   ARTICLE XI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

         SECTION 11.01. REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Originators as set forth in Section 3.02, Section 3.03, Section 3.04, and
Section 3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) (an "INELIGIBLE CONTRACT"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Contracts made under
Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, with respect to an inaccuracy concerning concentrations, select one or more Contracts, without employing adverse selection, as the related Excess Contract for purposes of this Section), PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Originators of any of such representations or warranties. The Trust Depositor shall repurchase from the Trust, and the Originators shall contemporaneously repurchase from the Trust Depositor each such Ineligible Contract or Excess Contract, at a repurchase price equal to the Transfer Deposit Amount, not later than ninety (90) days following the date the Originator becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; PROVIDED, HOWEVER, that if the Originator is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Originator may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder, and PROVIDED FURTHER that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Originator may select Contracts (without adverse selection) to repurchase (or substitute for) such that had such Contracts not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Contract been included as part of the Trust Assets instead of the selected Contract) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Originators described in this Section 11.01 shall not terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII. The repurchase obligation described in this
Section 11.01 is in no way to be satisfied with monies in the Reserve Fund.

         SECTION 11.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 11.01 or Section 11.03 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 11.01), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Indenture Trustee shall assign to the Trust Depositor and the Trust Depositor shall assign to the original applicable Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Contract and

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


related Trust Assets without recourse, representation or warranty. Such reassigned Contract shall no longer thereafter be included in any calculations of Discounted Contract Balances required to be made hereunder or otherwise be deemed a part of the Trust.

         SECTION 11.03. ORIGINATORS' AND TRUST DEPOSITOR'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the ADCB of all Contracts in the Contracts Pool is then less than 10% of the ADCB of such Contracts as of the Initial Cutoff Date, the Originators, through the Trust Depositor, may (but are not required to) repurchase from the Trust Depositor (and the Trust Depositor concurrently from the Trust) on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Certificates) as of the current Distribution Date thereon, the amount of unreimbursed Servicer Advances (if any) as well as accrued and unpaid monthly Servicing Fees to the date of such repurchase. Such price is to be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Originators.

                                   ARTICLE XII

                             ORIGINATOR INDEMNITIES

         SECTION 12.01. ORIGINATORS' INDEMNIFICATION. The Originators will jointly and severally defend and indemnify Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "INDEMNIFIED PARTY") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "COSTS") arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Equipment by the respective Originator or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the respective Originator in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article III of this Agreement), and
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by the Originators specifically for use therein; PROVIDED, HOWEVER, that the Originators shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or gross negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party. Notwithstanding any other provision of this Agreement, the obligation of the Originators under this
Section 12.01 shall not terminate upon a Servicer Transfer pursuant to Article VIII of this Agreement and shall survive any termination of that agreement or this Agreement.

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

     SECTION 12.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

     SECTION 12.03. TAX INDEMNIFICATION.

     (a) The Originators jointly and severally agree to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to Trust Depositor and the transfer by the Trust Depositor of the Contracts to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by a Originator or the Servicer under this Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Originators under this Section 12.03 shall not terminate upon a Servicer Transfer pursuant to Article VIII of this Agreement and shall survive any termination of this Agreement.

     (b) The Originators jointly and severally agree to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes which may at any time be asserted with respect to the ownership of the Contracts (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Originators shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

     SECTION 12.04. ADJUSTMENTS. The Originators jointly and severally agree that, with respect to each Contract (i) which provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof and (ii) as to which the related Vendor has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Originators shall indemnify the Trust Depositor or the Trust as assignee thereof, in an amount equal to the amount specified in the foregoing clause (ii).

     The Originators hereby further agree that if any real property collateral securing any Contract described in Section 3.02(e) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any violation or claimed violation of any federal or state environmental laws or regulations, such Contract shall for all purposes hereunder be, at and following the time of discovery by any Originator, the Trust Depositor, the Servicer or any Trustee of such fact, deemed an Ineligible Contract subject to the same remedial and recourse provisions hereunder as other Contracts determined to be Ineligible Contracts hereunder.

     SECTION 12.05. OPERATION OF INDEMNITIES. Indemnification under this
Article XII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If a Originator has made any indemnity payments to Trust Depositor or the Trustees pursuant to this Article XII and Trust Depositor or the Trustees thereafter collects any of such amounts from others, Trust Depositor or the Trustees will repay such amounts collected to the respective Originator's, except that any payments received by Trust Depositor or the Trustees from an insurance provider as a result of the events under which the respective Originator's indemnity payments arose shall be repaid prior to any repayment of the Originators' indemnity payment.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.01. AMENDMENT.

     (a) This Agreement may be amended by the Originators, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, collectively, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, PROVIDED, HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

     (b) This Agreement may also be amended from time to time by the Originators, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of (A) Collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate (including by way of amendment of related definitions), or (B) the manner in which the Reserve Fund is applied, or (ii) change in any manner (including through amendment of related definitions), the Holders which are required to consent to any such amendment, or (iii) make any Note or Certificate payable in money other than Dollars, without the consent of the Holders of all Notes and Certificates of the relevant affected Class then outstanding; PROVIDED, FURTHER, no such modification may be made if it would result in the reduction or withdrawal of the then current ratings of the Notes outstanding under the Indenture.

     (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to Section 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Such Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (f) Notwithstanding anything to the contrary in this Section 13.01, the Trust Depositor or the Servicer, acting on behalf of the Trust Depositor, may request each Rating Agency to approve a formula for determining the Reserve Fund Amount that is different from the formula or result determined from the current definition thereof contained herein so as to result in a decrease in the amount of the Reserve Fund Amount or the manner by which such Reserve Fund is funded. If each Rating Agency delivers to the Indenture Trustee and Owner Trustee a written notice or letter satisfying the Rating Agency Condition in connection with such change, then the Reserve Fund Amount will be theretofore determined in accordance with such changed formula or manner of funding, and an amendment to this Agreement effecting such change may be executed without the consent of any Securityholders.

     SECTION 13.02. PROTECTION OF TITLE TO TRUST.

     (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Originator, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of ss. 9-402(7) of thE UCC, unless it shall have given the Trust, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Originators, the Trust Depositor and the Servicer shall give the Trust, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of any Originator, or the Trust Depositor or the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and the Servicer shall promptly file or cause to be filed any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

     (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

     (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Trust and the Indenture Trustee in such Contract and that such Contract is owned by the Trust and has been pledged to the Indenture Trustee. Indication of the Trust's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or substituted for.

     (f) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     SECTION 13.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights, and remedies of the parties under the

Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

     SECTION 13.04. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or
(d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

       (i)      If to the Servicer or Originator:

                Heller Financial, Inc.
                500 West Monroe Street
                Chicago, Illinois 60661
                Attention: Asset Distribution and Investments

                Fax No.: (312) 441-7170

       (ii)     If to the Trust Depositor:

                Heller Funding Corporation
                500 West Monroe Street
                Chicago, Illinois 60661
                Attention: President

                Fax No.: (312) 441-7170

       (iii)    If to the Indenture Trustee:

                Norwest Bank Minnesota, National Association
                Norwest Center
                Sixth Street and Marquette Avenue
                MAC N9311-161
                Minneapolis, MN 55479-0070
                Attention: Corporate Trust Services/Asset Backed Administration

                Fax No.: (612) 667-3539
                Telephone No.: (612) 667-8058

       (iv)     If to the Owner Trustee:

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware 19890-0001
                Attention: Corporate Trust Administration

                Fax No.: (302) 651-1576

       (v)      If to DCR:

                Duff & Phelps Credit Rating Co.
                55 East Monroe, Suite 3800
                Chicago, IL  60603
                Attention: Asset-Backed Monitoring Group (Equipment Leases)

                Fax No.: (312) 368-2069
                Telephone No.: (312) 368-3100

       (vi)     If to Moody's:

                Moody's Investors Service, Inc.
                99 Church Street
                New York, New York 10007
                Attention: ABS Monitoring Department

                Fax No.: (212) 553-0344

       (vii)    If to Fitch:

                Fitch IBCA, Inc.
                One State Street Plaza
                33rd Floor
                New York, New York  10004
                Attention: Asset-Backed Securities Group

                Fax No.: (212) 514-9879

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     SECTION 13.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

     SECTION 13.06. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

     SECTION 13.07. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

     SECTION 13.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 13.09. NO BANKRUPTCY PETITION; DISCLAIMER. (a) Each of the Originators, the Indenture Trustee, the Servicer, the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 13.09 will survive the termination of this Agreement.

     (b) The Trust acknowledges and agrees that the Certificates represent a beneficial interest in the Trust and Trust Assets only and the Securities do not represent an interest in any assets (other than the Trust Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in Section 6.07, the Trust acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) other than the Trust Assets conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "OTHER ASSETS").

     To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor which, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of , or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of
Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section 13.09 may be enforced by an action for specific performance.

     (c) The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     SECTION 13.10. JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Northern District of Illinois, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     SECTION 13.11. TAX CHARACTERIZATION. Notwithstanding the provisions of
Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii), the Trust is to be disregarded as a separate entity from the Trust Depositor for federal and State of Illinois income tax purposes.

     SECTION 13.12. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST. The Originators shall not:

     (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

     (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

     (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Trust.

     SECTION 13.13. MERGER OR CONSOLIDATION OF ORIGINATORS.

     (a) Each of the Originators will keep in full force and effect its existence, rights and franchise as a Delaware corporation, and each Originator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

     (b) Any person into which an Originator may be merged or consolidated, or any corporation resulting from such merger or consolidation to which such Originator is a party, or any person succeeding to the business of such Originator shall be the successor to the Originator hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

     (c) Upon the merger or consolidation of the Originators as described in this Section 13.13, the Originators shall provide the Rating Agencies notice of such merger or consolidation within thirty (30) days after completion of the same.

     SECTION 13.14. ASSIGNMENT OR DELEGATION BY THE ORIGINATORS. Except as specifically authorized hereunder, the Originators may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

     SECTION 13.15. LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                       HELLER EQUIPMENT ASSET RECEIVABLES TRUST
                       1999-2

                             By:   Wilmington  Trust  Company, not in its
                                   individual capacity  but  solely as Owner
                                   Trustee  on behalf of the Trust


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------


                       HELLER FUNDING CORPORATION, as Trust Depositor


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------


                       HELLER FINANCIAL, INC., as Servicer and as an Originator


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------


                       HELLER FINANCIAL LEASING, INC., as an Originator


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------

                       NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------

                                    EXHIBIT A

                              [Form of Assignment]

     In accordance with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of December [___], 1999 made by and between the undersigned, as Trust Depositor ("TRUST DEPOSITOR"), Heller Financial, Inc., as Servicer, Heller Financial and Heller Financial Leasing, Inc., as Originators, Norwest Bank Minnesota, National Association, as Indenture Trustee and the Heller Equipment Asset Receivables Trust 1999-2 (the "TRUST"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), and (ii) all other Contract Assets relating to the foregoing.

     Capitalized terms used herein have the meaning given such terms in the Sale and Servicing Agreement.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this __th day of ______________, 1999.

                                   HELLER FUNDING CORPORATION


                                   By:
                                         -------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------

                                                                     EXHIBIT B

                [Form of Closing Certificate of Trust Depositor]

                           HELLER FUNDING CORPORATION

                              OFFICER'S CERTIFICATE

     The undersigned certifies that he/she is [________] of Heller Funding Corporation, a Delaware corporation (the "TRUST DEPOSITOR"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of December [___], 1999 (the "EFFECTIVE DATE") by and among the Trust Depositor, Norwest Bank Minnesota, National Association (the "INDENTURE TRUSTEE"), as Indenture Trustee, Heller Financial, Inc. ("HFI"), as Servicer and as Originator, Heller Financial Leasing, Inc., as Originator and the Heller Equipment Asset Receivables Trust 1999-2 ("TRUST") (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows:

           (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Incorporation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

           (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of the Trust Depositor since _____, and no such amendment has been authorized by the Board of Directors or shareholders of the Trust Depositor.

           (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated December ___, 1999 stating that the Trust Depositor is duly incorporated under the laws of the State of Delaware and is in good standing.

           (4) Attached hereto as EXHIBIT III is a true and correct copy of the Bylaws of the Trust Depositor, as amended, which were in full force and effect on December ___, 1999, and at all times subsequent thereto.

           (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Trust Depositor relating to the execution, delivery and performance of (among other things) the Agreement; the Trust Agreement dated as of the Effective Date between the Trust Depositor and Wilmington Trust Company (the "OWNER TRUSTEE"), as Owner Trustee; the Administration Agreement dated as of the Effective Date among the Trust Depositor, the Trust, the Indenture Trustee, and HFI, as Administrator; the Placement Agency Agreement (as defined in the Agreement); and the Underwriting Agreements (as defined in the Agreement) (collectively, the "PROGRAM AGREEMENTS"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

           (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Default or an event that, with notice or the passage of time or both, would become an Event of Default as defined in the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Prospectus and except as set forth therein.

           (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

           (8) All representations and warranties of the Trust Depositor contained in the Program Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

           (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Program Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

           (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

           (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Program Agreements). Neither the Originators' transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificates and the Notes, nor the execution and delivery of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

           (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

           (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Program Agreements have been performed in all material respects.

                                     * * * *

     IN WITNESS WHEREOF, I have affixed my signature hereto this __th day of [__________], 1999.


                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------

                                   EXHIBIT C-1

              [Form of Closing Certificate of Servicer/Originator]

                             HELLER FINANCIAL, INC.

                              OFFICER'S CERTIFICATE

           The undersigned certifies that he/she is ___________ of Heller Financial, Inc. ("HFI"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of HFI, as Servicer, in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of December [__], 1999 (the "EFFECTIVE DATE") by and among HFI, as Servicer, HFI and Heller Financial Leasing, Inc., as Originators, Heller Funding Corporation ("HFC"), Norwest Bank Minnesota, National Association as Indenture Trustee, and Heller Equipment Asset Receivables Trust 1999-2 ("TRUST"), and as an Originator (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows (it being understood that these certifications are being relied upon by, among others, Winston & Strawn in connection with its delivery of a legal opinion (the "OPINION") required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Underwriters in connection with their undertakings in connection with the subject transactions):

           (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Incorporation of HFI, together with all amendments thereto as in effect on the date hereof.

           (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of HFI since [_______], 19__, and no such amendment has been authorized by the Board of Directors or shareholders of HFI.

           (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated December ___, 1999 stating that HFI is duly incorporated under the laws of the State of Delaware and is in good standing.

           (4) Attached hereto as EXHIBIT III is a true and correct copy of the Bylaws of HFI which were in full force and effect on [________], 19__ and at all times subsequent thereto.

           (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of HFI and relating to the authorization, execution, delivery and performance of (among other things) the Agreement; the Underwriting Agreements (as defined in the Agreement); the Placement Agency Agreement (as defined in the Agreement); and the Administration Agreement dated as of the Effective Date among HFI, HFC, the Trust and Norwest Bank


                                      C-1-1

     Minnesota, National Association as Indenture Trustee (the "INDENTURE TRUSTEE") (the "ADMINISTRATION AGREEMENT"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

           (6) No event with respect to HFI has occurred and is continuing which would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of HFI, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Prospectus and except as set forth therein.

           (7) All federal, state and local taxes of HFI due and owing as of the date hereof have been paid.

           (8) All representations and warranties of HFI contained in the Agreement, the Underwriting Agreements, the Placement Agency Agreement and the Administration Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

           (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against HFI before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which HFI is a party; or (b) which is likely materially and adversely to affect HFI's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

           (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by HFI for HFI's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

           (11) Neither HFI's transfer and assignment of the Contract Assets to HFC, HFC's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which HFI is a party or by which it is otherwise bound.


                                      C-1-2

           (12) In connection with the transfers of Contracts and related assets contemplated in the Agreement, (a) HFI has not made such transfer with actual intent to hinder, delay or defraud any creditor of HFI, and
     (b) HFI has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will HFI become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

           (13) Each of the agreements and conditions of HFI to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.

           (14) HFI has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Agreement.

           (15) With respect to the financing statements described in the Opinion which are identified as Specific Agreement Filings naming HFI as debtor, HFI has conducted a review of its internal records and determined that the individual financing agreements described as collateral in such Specific Agreement Filings are not, and do not relate to, Contracts being conveyed by HFI and constituting part of the Initial Contracts Pool, and HFI further represents that such agreements are never to be conveyed as a Substitute Contract. In addition, HFI has conducted a review of its internal records and determined that the single Contract in the Initial Contracts Pool secured by a mortgage on real property is not part of either of the fixed mortgage loan pools described in the financing statements of record with respect to such pools and referred to in the Opinion, and HFI further represents that no agreement that is part of any such fixed mortgage loan pool will ever by conveyed as a Substitute Contract.

                                   * * * * * *


                                      C-1-3

     IN WITNESS WHEREOF, I have affixed my signature hereto this [____]th day of [_________], 1999.

                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------


                                      C-1-4

                                   EXHIBIT C-2

               [Form of Closing Certificate of HFLI as Originator]

                         HELLER FINANCIAL LEASING, INC.

                              OFFICER'S CERTIFICATE

     The undersigned certifies that he/she is ___________ of Heller Financial Leasing, Inc. ("HFLI"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of HFLI, as an Originator in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of December [__], 1999 (the "EFFECTIVE DATE") by and among Heller Financial Inc. ("HFI"), as Servicer, and HFI and HFLI, as Originators, Heller Funding Corporation ("HFC"), Norwest Bank Minnesota, National Association as Indenture Trustee, and Heller Equipment Asset Receivables Trust 1999-2 ("TRUST") (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows (it being understood that these certifications are being relied upon by, among others, Winston & Strawn in connection with its delivery of a legal opinion (the "OPINION") required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Underwriters in connection with their undertakings in connection with the subject transactions):

           (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Incorporation of HFLI, together with all amendments thereto as in effect on the date hereof.

           (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of HFLI since [_______], 19__, and no such amendment has been authorized by the Board of Directors or shareholders of HFLI.

           (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated ___________, 1999 stating that HFLI is duly incorporated under the laws of the State of Delaware and is in good standing.

           (4) Attached hereto as EXHIBIT III is a true and correct copy of the Bylaws of HFLI which were in full force and effect on [________], 19__ and at all times subsequent thereto.

           (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of HFLI and relating to the authorization, execution, delivery and performance of the Agreement and the consummation of the transactions contemplated therein. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and


                                      C-2-1
     effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

           (6) To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of HFLI, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Prospectus and except as set forth therein.

           (7) All federal, state and local taxes of HFLI due and owing as of the date hereof have been paid.

           (8) All representations and warranties of HFLI contained in the Agreement or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

           (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against HFLI before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which HFLI is a party; or (b) which is likely materially and adversely to affect HFLI's performance of its obligations under, or the validity or enforceability of, the Agreement.

           (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by HFLI for HFLI's consummation of the transactions contemplated by the Agreement, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

           (11) Neither HFLI's transfer and assignment of the Contract Assets to HFC, HFC's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which HFLI is a party or by which it is otherwise bound.

           (12) In connection with the transfers of Contracts and related assets contemplated in the Agreement, (a) HFLI has not made such transfer with actual intent to hinder, delay or defraud any creditor of HFI, and (b) HFLI has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will HFLI become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.


                                      C-2-2

           (13) Each of the agreements and conditions of HFLI to be performed or satisfied on or before the Closing Date under the Agreement has been performed or satisfied in all material respects.

           (14) HFLI has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Agreement.

           (15) With respect to the financing statements described in the Opinion which are identified as Specific Agreement Filings naming HFLI as debtor, HFLI has conducted a review of its internal records and determined that the individual financing agreements described as collateral in such Specific Agreement Filings are not, and do not relate to, Contracts being conveyed by HFLI and constituting part of the Initial Contracts Pool, and HFLI represents that such agreements are never to be conveyed as a Substitute Contract.

                                   * * * * * *


                                      C-2-3

     IN WITNESS WHEREOF, I have affixed my signature hereto this [___]th day of [________], 1999.

                                   -------------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------


                                      C-2-4

                                    EXHIBIT D

                 [Form of Opinion of Counsel for Trust Depositor
                       Regarding General Corporate Matters
                         (Including Perfection Opinion)]

                                    EXHIBIT E

                      [Form of Opinion of Counsel for Trust
                   Depositor Regarding the "TRUE SALE" Nature
                               of the Transaction]

                                    EXHIBIT F

                      [Form of Opinion of Counsel for Trust
                     Depositor Regarding Non-consolidation]

                                    EXHIBIT G

              [Form of Certificate Regarding Repurchased Contracts]

                             Heller Financial, Inc.

                   Certificate Regarding Repurchased Contracts

     The undersigned certifies that he/she is a ____________________________ of Heller Financial, Inc., a Delaware corporation (the "SERVICER"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 11.02 of the Sale and Servicing Agreement (the "AGREEMENT") dated as of December [__], 1999 by and among Heller Funding Corporation, as Trust Depositor, the Servicer, Heller Financial, Inc. and Heller Financial Leasing, Inc., as Originators, Norwest Bank Minnesota, National Association as Indenture Trustee, and Heller Equipment Asset Receivables Trust 1999-2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Contracts on the attached schedule are to be repurchased by the Originator on the date hereof, or substituted for by the Originator, pursuant to and in accordance with Section 11.01 of the Agreement.

     2. Upon deposit of the Transfer Deposit Amount for such Contracts (or the effective conveyance of one or more Substitute Contracts therefor), such Contracts may, pursuant to Section 11.02 of the Agreement, be assigned by the Owner Trustee to the Originator.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of ______, ____.

                                   Heller Financial, Inc.


                                   By:
                                         -------------------------------------
                                   Printed Name:
                                                 -----------------------------
                                   Title:
                                          ------------------------------------

                                    EXHIBIT H

                               [List of Contracts]

                                    EXHIBIT I

          [Form of Monthly Report to Noteholders And Certificateholder]

                                 [see attached]

                                    EXHIBIT J

                                   [Reserved]

                                    EXHIBIT K

                            [Form of Contract Stamp]

This Contract/Note is subject to a security interest granted to Wilmington Trust Company, as Owner Trustee for the Heller Equipment Asset Receivables Trust 1999-2. UCC-1 Financing Statements covering this Contract/Note have been filed with the Secretary of State of the State of Illinois. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released.

                                    EXHIBIT L

                     [Form of Subsequent Transfer Agreement]


         SUBSEQUENT TRANSFER AGREEMENT (the "AGREEMENT"), dated as of [________], by and among Heller Equipment Asset Receivables Trust 1999-2 (the "TRUST"), Heller Funding Corporation, a Delaware corporation (the "TRUST DEPOSITOR"), Norwest Bank Minnesota, National Association, as Indenture Trustee (the "INDENTURE TRUSTEE") and Heller Financial, Inc., a Delaware corporation, as Servicer and as an Originator and Heller Financial Leasing, Inc. a Delaware corporation, as an Originator, pursuant to the Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, the Trust, the Trust Depositor, the Servicer, the Originators and the Indenture Trustee, are parties to the Sale and Servicing Agreement, dated as of December [___], 1999 (the "SALE AND SERVICING AGREEMENT");

         WHEREAS, pursuant to the Sale and Servicing Agreement, the Trust Depositor wishes to sell the Substitute Contracts to the Trust, and the Trust wishes to purchase the same, for the consideration described in the Sale and Servicing Agreement; and

         WHEREAS, the Trust Depositor has timely delivered an Addition Notice related to such conveyance as required by Section 2.04(c) of the Sale and Servicing Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

                           "SUBSEQUENT CUTOFF DATE" shall mean, with respect to
                  the Substitute Contracts transferred hereby, [_____].

                           "SUBSTITUTE CONTRACTS" shall mean, for purposes of
                  this Agreement, the Substitute Contracts listed in the Subsequent List of Contracts attached hereto as EXHIBIT A.

                           "SUBSEQUENT TRANSFER DATE" shall mean, with respect
                  to the Substitute Contracts transferred hereby, [______].

         SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as EXHIBIT H to the Sale and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies the Substitute Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies the related Contract or Contracts with respect to which an Addition Event or Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

         SECTION 3. TRANSFER OF SUBSTITUTE CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement and this Agreement, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust:

                  (i) the Substitute Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Originator and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract;

                  (vi) all rights (but not the obligations) of the Trust Depositor under the Sale and Servicing Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(b) of the Sale and Servicing Agreement), as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts; and

                  (vii) all income from and proceeds of the foregoing;

PROVIDED, that such Contract Assets shall in no case include any Residual Investment.

It is the intention of the Trust Depositor and Owner Trustee that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Substitute Contracts from the Trust Depositor to the Trust, conveying good title thereto free and clear of any Liens.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE TRUST DEPOSITOR. (a) The Trust Depositor hereby represents and warrants to the Trust that the representations and warranties of the Trust Depositor set forth in Section 3.01 of the Sale and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

         (b) The Trust Depositor hereby repeats and remakes with respect to the Substitute Contracts as of the Subsequent Transfer Date the representations and warranties set forth in Section 3.05 of the Sale and Servicing Agreement and deemed to be made with respect to the Substitute Contracts thereunder.

         (c) The Trust Depositor hereby represents and warrants that (a) the ADCB of the Substitute Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $___________ as of the Subsequent Cutoff Date, and (b) the conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

         SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

         SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 8. AUTHORIZATION OF TRUSTEE. By its execution hereof, the Trust Depositor hereby authorizes and directs the Owner Trustee to execute and deliver this Agreement on behalf of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                             HELLER FUNDING CORPORATION

                             By:
                                   -------------------------------------------
                                   Printed Name:
                                   Title:

                             HELLER FINANCIAL, INC., as Servicer and as an Originator

                             By:
                                   -------------------------------------------
                                   Printed Name:
                                   Title:


                             HELLER FINANCIAL LEASING, INC., as an Originator

                             By:
                                   -------------------------------------------
                                   Printed Name:
                                   Title:


                             HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2

                             By:   Wilmington Trust Company, not in its
                                   individual capacity but solely as
                                   Owner Trustee on behalf of the Trust

                             By:
                                   -------------------------------------------
                                   Printed Name:
                                   Title:


                             NORWEST BANK  MINNESOTA,  NATIONAL
                             ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                             By:
                                   -------------------------------------------
                                   Printed Name:
                                   Title:

                                    Exhibit M

                     [Form of Subsequent Purchase Agreement]


         SUBSEQUENT PURCHASE AGREEMENT (the "AGREEMENT"), dated as of [_____], [____], by and among Heller Funding Corporation, a Delaware corporation (the "TRUST DEPOSITOR"), Heller Financial, Inc., a Delaware corporation ("HFI" or an "ORIGINATOR"), and Heller Financial Leasing, Inc., a Delaware corporation ("HFLI" or an "ORIGINATOR"), pursuant to the Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, the Trust Depositor and the Originators are parties to the Sale and Servicing Agreement, dated as of December [___], 1999 (the "SALE AND SERVICING AGREEMENT");

         WHEREAS, pursuant to the Sale and Servicing Agreement, the Originators wish to sell the Substitute Contracts to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in
SECTION 3 below; and

         WHEREAS, the Trust Depositor has timely delivered an Addition Notice related to such conveyance as required in the Sale and Servicing Agreement).

         NOW, THEREFORE, the Originators jointly and severally, and the Trust Depositor, hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

                           "SUBSEQUENT CUTOFF DATE" shall mean, with respect to
                  the Substitute Contracts transferred hereby, [________].

                           "SUBSTITUTE CONTRACTS" shall mean, for purposes of
                  this Agreement, the Substitute Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

                           "SUBSEQUENT TRANSFER DATE" shall mean, with respect
                  to the Substitute Contracts transferred hereby, [________].

         SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as EXHIBIT H to the Sale and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies (by attached schedule, or marking or other effective identifying designation) the Substitute Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related Contract or Contracts with respect to which an Addition Event or Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

         SECTION 3. TRANSFER OF SUBSTITUTE CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04 of the Sale and Servicing Agreement and this Agreement, the Originators hereby sell, transfer, assign, set over and otherwise convey to Trust Depositor, in consideration of Trust Depositor's (x) payment of $__________ as the purchase price therefor, representing the prepayment proceeds received with respect to the related Addition Event (if applicable) or (y) release and redelivery to the original applicable Originator of the related Contract Assets with respect to which a Substitution Event has occurred (if applicable),

                  (i) the Substitute Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Originator and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract;
                      and

                  (vi) all income from and proceeds of the foregoing;

PROVIDED, that such Contract Assets shall in no case include any Residual Investment.

It is the intention of the Originators and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Substitute Contracts from the Originator to the Trust Depositor, conveying good title thereto free and clear of any Liens, and that the Substitute Contracts shall not be part of the applicable Originator's estate in the event of the filing of a bankruptcy petition by or against a Originator under any bankruptcy or similar law.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. (a) Each Originator hereby jointly and severally represents and warrants to the Trust Depositor that the representations and warranties of Originator in Section 3.01 of the Sale and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

         (b) Each Originator hereby jointly and severally repeats and remakes with respect to the Substitute Contracts as of the Subsequent Transfer Date, the representations and warranties set forth in the Sale and Servicing Agreement and deemed to be made with respect to such Substitute Contracts thereunder.

         (c) Originator hereby represents and warrants that (i) the ADCB of the Substitute Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $__________ as of the Subsequent Cutoff Date, and (ii) the conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

         SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

         SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                           HELLER FUNDING CORPORATION


                                           By:
                                              ---------------------------------
                                                    Printed Name:
                                                    Title:


                                           HELLER FINANCIAL, INC.


                                           By:
                                              ---------------------------------
                                                    Printed Name:
                                                    Title:


                                           HELLER FINANCIAL LEASING, INC.


                                           By:
                                              ---------------------------------
                                                    Printed Name:
                                                    Title: